Exhibit 99.6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

In re:	)	Chapter 11
)
	)	Jointly Administered
)
MED DIVERSIFIED, INC., et al.,	)	Case Nos.:	02-88564
	)		02-88568
	)		02-88570
Debtors.	)		02-88572
	)		02-88573
)
)

PLAN OF LIQUIDATION OF DEBTOR TRESTLE CORPORATION
DATED MARCH 5, 2004

Pursuant to section 1121 of the Bankruptcy Code, Trestle Corporation, a Delaware corporation (the “Debtor”), proposes this Plan of Liquidation.

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

A.                                   Specific Definitions.  In addition to such other terms as are defined in other sections hereof, the following terms shall have the following meanings:

1.                                       “Administrative Claim” means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Code and referred to in section 507(a)(l) of the Code, including, without limitation, compensation of and reimbursement of costs to Professionals, and all fees and charges assessed against the Debtor and the Estate under 28 U.S.C. § 1930.

2.                                       “Administrative Claims Fund” means a fund established by the Debtor, Resource Pharmacy, the Reorganized Debtors and Med on the Effective Date for the purpose of making distributions to holders of Allowed Administrative Claims of the Debtor, Resource Pharmacy, Med, CDSI, CCG and CCS.  The source of funds for the Administrative Claims Fund shall be transfers pursuant to the Plan and the Resource Plan on the Effective Date.  The Administrative

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Claims Fund shall utilize a bank account to be opened and administered by the Reorganized Debtors for the purpose of receiving and disbursing funds in accordance with the Plan.

3.                                       “Allowed Administrative Claim” means all or that portion of an Administrative Claim which is an Allowed Claim.

4.                                       “Allowed Claim” means that portion of a Claim: (a) which was scheduled by the Debtor pursuant to section 521 of the Code, other than a Claim scheduled as disputed, contingent or unliquidated; (b) proof of which was timely filed with the Court, and as to which no objection has been filed on or prior to the deadlines established by sections II.B., V.B.6., and/or VI. of the Plan; or (c) which has otherwise been allowed by a Final Order.

5.                                       “Allowed Convenience Class Claim” means all or that portion of a Convenience Class Claim which is an Allowed Claim.

6.             “Allowed Personal Injury Claim” means all or that portion of a Personal Injury Claim which is an Allowed Claim.

7.                                       “Allowed Priority Claim” means all or that portion of a Priority Claim which is an Allowed Claim.

8.                                       “Allowed Secured Claim” means all or that portion of a Secured Claim which is an Allowed Claim.

9.                                       “Allowed Subordinated Claim” means all or that portion of a Subordinated Claim which is an Allowed Claim.

10.                                 “Allowed Tax Claim” means all or that portion of a Tax Claim which is an Allowed Claim.

11.                                 “Allowed Unsecured Claim” means all or that portion of an Unsecured Claim which is an Allowed Claim.

12.                                 “Bank” means Private Investment Bank Limited.

13.                                 “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

14.                                 “Business Day” means any day other than a Saturday, a Sunday or a “legal holiday” (as defined in Bankruptcy Rule 9006(a)).

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15.                                 “Case” means the chapter 11 case under the Code commenced by the Debtor on the Petition Date.

16.                                 “Cash” means lawful currency of the United States and equivalents thereof, including, but not limited to: bank deposits, wire transfers, checks, and other similar items.

17.                                 “CCG” means Chartwell Care Givers, Inc., a Delaware corporation.

18.                                 “CCG Creditors’ Trust” means that trust established in accordance with the CDSI Plan which, after the effective date of the CDSI Plan, will hold and distribute certain assets and funds for the benefit of certain holders of Claims against CCG in accordance with the terms of the CDSI Plan.

19.                                 “CCG Note” means the promissory note to be issued by the Reorganized Debtors pursuant to the CDSI Plan which is made payable to the CCG Creditors’ Trust solely for the benefit of certain creditors holding Unsecured Claims against CCG.

20.                                 “CCS” means Chartwell Community Services, Inc., a Texas corporation.

21.                                 “CCS Creditors’ Trust” means that trust established in accordance with the CDSI Plan which, after the effective date of the CDSI Plan, will hold and distribute certain assets and funds for the benefit of certain holders of Claims against CCS in accordance with the terms of the CDSI Plan.

22.                                 “CCS Note” means the promissory note to be issued by the Reorganized Debtors pursuant to the CDSI Plan which is made payable to the CCS Creditors’ Trust solely for the benefit of certain creditors holding Unsecured Claims against CCS.

23.                                 “CDSI” means Chartwell Diversified Services, Inc., a Delaware corporation.

24.                                 “CDSI Confirmation Date” means the date of entry of the CDSI Confirmation Order.

25.                                 “CDSI Confirmation Order” means the order of the Court confirming the CDSI Plan pursuant to section 1129 of the Code.

26.                                 “CDSI Creditors’ Trust” means that trust established in accordance with the CDSI Plan which, after the effective date of the CDSI Plan, will hold and distribute certain assets and

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funds for the benefit of certain holders of Claims against CDSI in accordance with the terms of the CDSI Plan.

27.                                 “CDSI Note” means the promissory note to be issued by the Reorganized Debtors pursuant to the CDSI Plan which is made payable to the CDSI Creditors’ Trust solely for the benefit of certain creditors holding Unsecured Claims against CDSI.

28.                                 “CDSI Plan” means the Joint Plan of Reorganization of Debtors CDSI, CCG and CCS (including all exhibits and attachments), as modified or amended from time to time, a true and correct copy of which is attached hereto as Exhibit “1.”

29                                    “Claim” or “Claims” as defined in the Code, section 101(5)(A) and (B) means (a) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

30.                                 “Class” means a group of Claims or Interests classified together in a class designated in Article III of the Plan.

31.                                 “Code” means the Bankruptcy Code, as codified in title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., including all amendments thereto.

32.                                 “Confirmation Date” means the date of entry of the Confirmation Order.

33.                                 “Confirmation Order” means the order of the Court confirming the Plan pursuant to section 1129 of the Code.

34.                                 “Convenience Class Claim” means any Unsecured Claim that is asserted against the Debtor in an amount that is less than $100, or any Unsecured Claim the holder of which has agreed to accept $100 or less in full satisfaction of such Claim.

35.                                 “Court” means the United States Bankruptcy Court for the Eastern District of New York.

36.                                 “Creditor” means any holder of a Claim, as defined in the Code, section 101(10).

37.                                 “Debtor” mean Trestle Corporation, whether as debtor or as debtor- in-possession.

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38.                                 “Disclosure Statement” means the “Disclosure Statement Regarding the Plan of Liquidation of Trestle Corporation, Dated March 5, 2004” (and all exhibits and attachments thereto or referenced therein) that relates to the Plan and is approved pursuant to section 1125 of the Code in an order entered by the Court, as such Disclosure Statement may be amended, modified or supplemented.

39.                                 “Disputed Claim” means any Claim which is not an Allowed Claim.

40.                                 “Effective Date” means the later of: (i) the eleventh (11th) day after the Confirmation Date (or the first Business Day thereafter); or (ii) the first Business Day on which the Confirmation Order becomes a Final Order; or (iii) the eleventh (11th) day after the CDSI Confirmation Date (or the first Business Day thereafter); or (iv) the first Business Day on which the CDSI Confirmation Order becomes a Final Order.

41.                                 “Entity” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a government or any subdivision thereof, or any other entity.

42.                                 “Estate” means the estate created by section 541(a) of the Code upon the Petition Date.

43.                                 “Final Order” means an order or judgment of the Court, the operation or effect of which has not been stayed, and as to which the time to appeal or to seek reargument or rehearing has expired, and as to which no appeal, reargument, or petition for rehearing or certiorari has been taken or is pending.

44.                                 “Initial Distribution Date” means the first Business Day on which a distribution is made under the Plan to holders of Allowed Claims.

45.                                 “Interest” means (a) the common or preferred stock or any ownership rights in the common or preferred stock of the Debtor, and (b) any right, warrant or option, however arising, to acquire the common stock or any other equity interest, or any rights therein, of the Debtor.

46.                                 “Interest Holder” means the holder of an Interest.

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47.                                 “Liquidating Trust” means that trust established in accordance with section V.B. hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the Liquidating Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

48.                                 “Liquidating Trust Agreement” means that certain “Liquidating Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “3.”

49.                                 “Liquidating Trust Trustee” shall mean the Trustee of the Liquidating Trust consisting of one (1) Entity to be designated by The Bank on or before the Effective Date.

50.                                 “Litigation Trust” means that trust established in accordance with the CDSI Plan which, after the Effective Date, will hold and prosecute the Recovery Rights and certain other claims for the benefit of the Reorganized Debtors and the Bank in accordance with the terms of the Plan and the CDSI Plan, and will have such powers, duties and obligations as are set forth therein, in the Litigation Trust Agreement, in the Confirmation Order, in the CDSI Confirmation Order, in other Final Orders, and by applicable law.

51.                                 “Litigation Trust Agreement” means that certain “Litigation Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “3.”

52.                                 “Med” means Med Diversified, Inc., a Nevada corporation.

53.                                 “Med Creditors’ Trust” means that trust established in accordance with the Med Plan which, after the effective date of the Med Plan, will hold and distribute certain assets and funds for the benefit of certain holders of Claims against Med in accordance with the terms of the Med Plan.

54.                                 “Med Note” means the promissory note to be issued by the Reorganized Debtors pursuant to the Med Plan which is made payable to the Med Creditors’ Trust solely for the benefit of certain creditors holding Unsecured Claims against Med.

55.                                 “Med Plan” means the Plan of Liquidation of Debtor Med (including all exhibits and attachments), as modified from time to time.

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56.                                 “NCFE Entities” or “NCFE” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, and NPF Capital.

57.           “Net Recoveries” means the Cash actually received by the Liquidating Trust on account of the Recovery Rights, less the cost of recovering such Cash, including, without limitation, all attorneys’ fees and costs of litigation associated with such Recovery Rights.

58.           “Personal Injury Claims” means any Claim for death or personal injury, including all related Claims for damages, consequential damages, punitive damages, attorneys’ fees and costs, and any other related Claim.

59.           “Petition Date” means November 27, 2002.

60.                                 “Plan” means this “Plan of Liquidation of Debtor Trestle Corporation Dated March 5, 2004” (including all exhibits and attachments, each of which is hereby incorporated and made part of the Plan), as modified or amended from time to time.

61.                                 “Priority Claim” means a Claim other than an Administrative Claim or a Tax Claim which, if allowed, would be entitled to priority under section 507(a) of the Code.

62.                                 “Pro Rata” means proportionately, so that with respect to a particular Allowed Claim, the ratio of (a)(i) the amount of property distributed on account of such Claim to (ii) the amount of such Claim, is the same as the ratio of (b)(i) the amount of property distributed on account of all Allowed Claims of the Class in which such Claim is included to (ii) the amount of all Allowed Claims in that Class.

63.                                 “Professionals” means those Entities (a) employed in the Case under sections 327 or 1103 of the Code, and (b) entitled, under sections 328, 330, 331, 503(b), 506(b), and/or 507(a)(I) of the Code, to seek compensation for legal, accounting or other professional services and the costs and expenses related to such services from the Debtor or the Estate.

64.                                 “Recovery Rights” means any and all causes of action, claims and legal entitlements including, without limitation, actions to subordinate Claims under section 510 of the Code, and avoidance power actions set forth in sections 544 through 551, inclusive, of the Code.

65.                                 “Reorganized Debtors” means, collectively, CDSI, CCG and CCS.

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66.                                 “Residual Proceeds” means the Cash remaining in the Liquidating Trust after (a) the liquidation of all of the assets of the Estate, (b) the payment of all expenses and other obligations of the Liquidating Trust including, without limitation, the fees and expenses of the Liquidating Trust Trustee and the fees and expenses of attorneys and other professionals retained by the Liquidating Trust Trustee, (c) the payment of the amounts required to be paid to holders of Allowed Claims pursuant to the terms of the Liquidating Trust Agreement and the Plan, and (d) the payment in full of the Med Note, the CCG Note, the CCS Note and the CDSI Note.

67.                                 “Resource Pharmacy” means Resource Pharmacy, Inc.

68.                                 “Resource Plan” means the “Plan of Liquidation of Debtor Resource Pharmacy, Inc., Dated March 5, 2004” (including all exhibits and attachments), as modified or amended from time to time.

69.                                 “Resource Proceeds” means the remaining proceeds of the sale of the assets of Resource Pharmacy.

70.                                 “Secured Claim” means a Claim secured by a lien on any property of the Estate, but only to the extent of the value of the secured interest that the holder of such Claim has in such property as of the Petition Date (or, with respect to Court approved post-petition financing, the Confirmation Date), with such value calculated after deducting the amount of all liens, security interests, encumbrances, interests, or other claims, that are senior in priority to such Claim with respect to such property.

71.                                 “Subordinated Claims” means: (a) any Claim, or a portion of a Claim, that is subject to subordination under section 510 of the Code, and (b) any Claim, or portion of a Claim, for fines, penalties, forfeitures, or for multiple, exemplary, or punitive damages, or other non-pecuniary, direct or non-proximate damages.

72.                                 “Tax Claim” means a Claim entitled to priority under section 507(a)(8) of the Code.

73.                                 “TLC Debtors” means Tender Loving Care Health Services, Inc., a Delaware corporation, T.L.C. Home Health Care, Inc., a Florida corporation, Albert Gallatin Home Care, Inc., a Delaware corporation, Staff Builders, Inc., a New York corporation, Staff Builders

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International, Inc., a New York corporation, Careco, Inc., a Massachusetts corporation, Tender Loving Care Home Care Services, Inc., a New York corporation, T.L.C. Midwest, Inc., a Delaware corporation, U.S. Ethicare Corp., a Delaware corporation, T.L.C. Medicare Services of Dade, Inc., a Florida corporation, T.L.C. Medicare Services of Broward, Inc., a Florida corporation, U.S. Ethicare Chautauqua Corp., a New York corporation, Ethicare Certified Services, Inc., a New York corporation, U.S. Ethicare Erie Corp., a New York corporation, U.S. Ethicare Niagara Corp., a New York corporation, S.B.H.F., Inc., a New York corporation, Staff Builders Services, Inc., a New York corporation, Staff Builders Home Health Care, Inc., a Delaware corporation, St. Lucie Home Health Agency, Inc., a Florida corporation, and a Reliable Homemaker of Martin St. Lucie County, Inc., a Florida corporation, each of which is a debtor in a chapter 11 bankruptcy case pending in this Court.

74.                                 “Trestle” means Trestle Corporation.

75.                                 “Trestle Proceeds” means the remaining proceeds of the sale of the assets of Trestle.

76.                                 “Unclaimed Property” means any funds or other property to be distributed to Creditors pursuant to the Plan and the Liquidating Trust Agreement which, after an attempted distribution, has not been received by the rightful Creditor.  Unclaimed property shall include checks and any other property which have been returned as undeliverable without a proper forwarding address, or which were not mailed or delivered because of the absence of a proper address to which to mail or deliver such property.  Such Unclaimed Property that shall remain unclaimed at the end of one (1) year following the date of an attempted distribution shall be reallocated to other Creditors and redistributed by the Liquidating Trust.  After the expiration of one (1) year following the date of an attempted distribution, each Claim with respect to Unclaimed Property shall be treated as if it had been disallowed in its entirety.

77.                                 “Unsecured Claim” means a Claim which is not a Priority Claim, Secured Claim, Subordinated Claim, or Administrative Claim.

B.                                     Interpretation, Rules of Construction, and Computation of Time

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1.                                       Any term used in the Plan that is not defined herein, whether in this Article I or elsewhere, or other Exhibits hereto, but that is used in the Code or the Bankruptcy Rules has the meaning ascribed to that term in (and shall be construed in accordance with the rules of construction under) the Code or the Bankruptcy Rules.

2.                                       Any capitalized term used in the Plan that is not defined herein, or other Exhibits hereto, but that is defined and used in the Disclosure Statement has the meaning ascribed to that term in the Disclosure Statement.

3.                                       The words “herein,” “hereof,” “hereto,” “hereunder” and others of similar import refer to the Plan as a whole and not to any particular article, section, subsection or clause contained in the Plan.

4.                                       Unless specified otherwise in a particular reference, a reference in the Plan to an article or a section is a reference to that article or section of the Plan.

5.                                       Any reference in the Plan to a document being in a particular form or on particular terms and conditions means that the document shall be substantially in such form or substantially on such terms and conditions.

6.                                       Any reference in the Plan to an existing document means such document, as it may have been amended, modified or supplemented from time to time as of the Effective Date.

7.                                       Whenever from the context it is appropriate, each term stated in either the singular or the plural shall include both the singular and the plural.

8.                                       The rules of construction set forth in section 102 of the Code shall apply to the Plan.

9.                                       In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

10.                                 All Exhibits to the Plan are incorporated into the Plan, and shall be deemed to be part of the Plan.

11.                                 The provisions of the Plan shall control over the contents of the Disclosure Statement.  The provisions of the Confirmation Order shall control over the contents of the Plan.

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12.                                 Whenever any action is required to be taken, or a distribution of property is required to be made, on a particular date, the action or distribution shall be taken or made on such date, or as soon as practicable thereafter.

ARTICLE II

PAYMENT OF ADMINISTRATIVE EXPENSES
AND TREATMENT OF CERTAIN UNCLASSIFIED CLAIMS

A.                                   Administrative Claims.  Subject to the bar date provisions of section II.B of the Plan, on the later of the Effective Date, or as soon thereafter as assets become available, or the date on which the Administrative Claim is allowed, the Debtor or the Liquidating Trust, as applicable, will pay to each Creditor holding an Allowed Administrative Claim, unless that Creditor agrees to different treatment, Cash equal to the unpaid portion of such Allowed Administrative Claim; provided, however, that Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtor shall be paid in full and performed by the Debtor in accordance with the terms and conditions of the particular transactions and any applicable agreements.  United States Trustee quarterly fees will be paid in accordance with 28 U.S.C. § 1930(a)(6).  The source of funds for payment of Allowed Administrative Claims shall be the Debtor’s Cash and the Administrative Claims Fund.

B.                                     Bar Date For Administrative Claims.  All applications for compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the Confirmation Date, and any other request for compensation by any Entity for making a substantial contribution in the Case, and all other requests for payment of Administrative Claims incurred before the Confirmation Date under sections 507(a)(I) or 503(b) of the Code (except only for Claims under 28 U.S.C. § 1930) shall be filed no later than thirty (30) days after the Confirmation Date.  Any such Claim not filed within this deadline shall be forever barred and the Debtor shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the applicable bar date shall be forever barred from asserting such Claim against the Estate, the Debtor, the Liquidating Trust, or any of their respective properties.  The Allowed Administrative Claims of

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Professionals shall be paid in accordance with section 1129(a)(9)(A) of the Code by the Debtor or the Liquidating Trust, as applicable.  Any objections to Administrative Claims must be filed by the later of (i) thirty (30) days after the Confirmation Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to this paragraph.  If an objection to an Administrative Claim is not timely filed in accordance with this paragraph, such Administrative Claim shall be deemed to be an Allowed Claim.

Any Administrative Claim arising on or after the Confirmation Date shall be asserted against the Liquidating Trust or the Litigation Trust, as applicable, and shall not be dealt with under this Plan.

C.                                     Priority Unsecured Tax Claims.  Unless the holder of such a Claim agrees otherwise, the Liquidating Trust shall pay in Cash on the Effective Date to each holder of an Allowed Tax Claim the principal amount of such Allowed Claim, without interest.

ARTICLE III

CLASSIFICATION OF CLAIMS AND INTERESTS

A.                                   Manner of Classification of Claims and Interests.  Except for Claims of a kind specified in sections 507(a)(1) or 507(a)(8) of the Code, all Claims against, and Interests in, the Debtor and with respect to all property of the Debtor and the Estate, are defined and hereinafter designated in respective Classes.  The Plan is intended to deal with all Claims against and Interests in the Debtor, of whatever character, whether known or unknown, whether or not with recourse, whether or not contingent or unliquidated, and whether or not previously allowed by the Court pursuant to section 502 of the Code.  However, only holders of Allowed Claims will receive any distribution under the Plan.  For purposes of determining Pro Rata distributions under the Plan, Disputed Claims shall be included in the Class in which such Claims would be included if Allowed.  Nothing in the Plan or in the Confirmation Order shall affect or alter any subordination agreement or inter-creditor agreement between Creditors that existed prior to the Confirmation Date.

B.                                     Classification.  Allowed Claims and Interests are divided into the following Classes:

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Class 1 Claims (Secured Claims of the Bank).  Class 1 consists of the Allowed Secured Claims of the Bank against Trestle.

Class 2 Claims (Other Secured Claims).  Class 2 consists of all Secured Claims against Trestle, other than Class 1 Claims.  Each holder of an Allowed Secured Claim in Class 2 shall be deemed to be a separate sub-class of Class 2.

Class 3 Claims (Priority Claims). Class 3 consists of all Allowed Priority Claims against Trestle.  Class 3 does not include any Tax Claims, all of which shall be treated in accordance with section II.C. of the Plan.

Class 4 Claims (Unsecured Personal Injury Claims). Class 4 consists of all Allowed Personal Injury Claims against Trestle.

Class 5 Claims (General Unsecured Claims).  Class 5 consists of all Allowed Claims against Trestle (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims (c) Personal Injury Claims, and (d) Claims included within any other Class designated in the Plan.  Class 5 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against Trestle for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

Class 6 Claims (Unsecured Convenience Class Claims).  Class 6 consists of all Allowed Convenience Class Claims against Trestle.

Class 7 Claims (Subordinated Claims).  Class 7 consists of all Allowed Subordinated Claims against Trestle.

Class 8 Claims (Inter-Debtor Claims).  Class 8 consists of all Allowed Claims of CDSI, CCS, CCG, Med or Resource Pharmacy against the Debtor.

Class 9 Interests.  Class 9 consists of all Interests in Trestle.

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ARTICLE IV

TREATMENT OF CLAIMS AND INTERESTS

A.                                   Class 1 Claims of the Bank

Class 1 is impaired.  On the Effective Date of the Plan, or as soon as practicable thereafter, the Liquidating Trust shall pay the Bank all of the Trestle Proceeds except for (i) $75,000, which the Bank has agreed may be paid to Holders of Allowed Unsecured Claims in Class 5, and (ii) sufficient Cash to pay the Allowed Tax Claims and the Allowed Claims in Class 3 which the Bank has agreed may be paid to these Creditors.  Except for amounts set aside for the payment of Allowed Tax Claims and Allowed Claims in Classes 3 and 5, the Cash received by the Bank pursuant to this paragraph shall be deposited by the Bank in the Administrative Claims Fund.  To the extent that a Creditor in Class 1 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class 5.

After the CCG Note, the CCS Note, the CDSI Note and the Med Note are paid in full, the Bank shall receive (i) the Net Recoveries received by the Litigation Trust on account of the Recovery Rights, and (ii) the Residual Proceeds from the Liquidating Trust.

B.                                     Class 2 Claims of Other Secured Creditors

Class 2 is unimpaired.  On the Effective Date of the Plan, the Liquidating Trust Trustee shall surrender to the holders of Allowed Secured Claims in Class 2 such property of the Estate as may be security and collateral therefor.

To the extent that a Creditor in Class 2 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class 5.

C.                                     Class 3 Priority Claims

Class 3 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Liquidating Trust shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class 3 the principal amount of such Allowed Claim, without interest.

D.                                    Class 4 Unsecured Personal Injury Claims

Class 4 is impaired.  Except to the extent that the holder of such Claim agrees to different treatment, the holders of Claims in Class 4 will retain their Claims and rights of action against Trestle but will not receive any distribution under the Plan.  Any judgment obtained by the holders of Claims in Class 4 against Trestle may be executed and enforced in accordance

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with applicable non-bankruptcy law only against insurers that issued and/or insurance proceeds under any insurance policy issued to Trestle intended to cover the liability asserted by the holders of such Claims, and may not be enforced against any other assets of the Debtor, the Estate, the Litigation Trust or the Liquidating Trust.

E.                                      Class 5 General Unsecured Claims

Class 5 is impaired.  The amount of Allowed Claims in Class 5 shall be as determined by the Court, if they are Disputed Claims.  Except to the extent that the holder of such Claim agrees to a different treatment, the Liquidating Trust shall pay in Cash on the Effective Date to each holder of an Allowed Claim in Class 5 such Creditor’s Pro Rata Share of the amount remaining from the $75,000 that the Bank agreed to set aside for the payment of Allowed Unsecured Claims pursuant to section IV.A. of the Plan, after payment of all expenses and other obligations of the Liquidating Trust including, without limitation, the fees and expenses of the Liquidating Trust Trustee and the fees and expenses of attorneys and other professionals retained by the Liquidating Trust Trustee.  The payments to be made to the holders of Allowed Claims in Class 5 as set forth in this paragraph shall be the sole source of distributions to holders of Allowed Claims in Class 5.

To the extent that the Bank has an Allowed Class 5 Claim (because insufficient collateral exists to secure the Secured Claims of the Bank or the liens, security interests, or other encumbrances that are senior in priority to the Secured Claims of the Bank exceed the fair market value of the collateral securing the Bank’s Secured Claims), such Claims shall be subordinated to the payment of other Allowed Claims in Class 5 as provided for in the Plan.(1)

F.                                      Class 6 Convenience Class Claims

Class 6 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Liquidating Trust shall pay in Cash on the Effective Date to each

(1)                                  The Bank’s agreement to subordinate its General Unsecured Claim as provided for herein is only effective if the Plan is confirmed by a Final Order.  Nothing in the Plan or the Disclosure Statement shall be construed as acknowledging or authorizing the subordination of the Bank’s General Unsecured Claims in the event the Plan is not confirmed.

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holder of an Allowed Convenience Class Claim in Class 6 the principal amount of such Allowed Claim, without interest.

G.                                     Class 7 Subordinated Claims

Class 7 is impaired.  Holders of Allowed Subordinated Claims in Class 7 will receive no distribution under the Plan on account of their Claims.

H.                                    Class 8 Inter-Debtor Claims

Class 8 is impaired.  Holders of Allowed Claims in Class 8 will receive no distribution under the Plan on account of their Claims.

I.                                         Class 9 Interests

Class 9 is impaired.  The Class 8 Interests shall be deemed canceled on the Effective Date without the payment of any monies or other consideration.  Holders of Class 8 Interests will not receive any distribution under the Plan.

ARTICLE V

IMPLEMENTATION OF THE PLAN AND

EXECUTION OF ITS TERMS

A.                                   Implementation of the Plan

The Debtor proposes to implement and consummate the Plan through the means contemplated by sections 1123(a)(5) (B), (D), and (E), 1123(b)(2), (b)(3)(A) and (B), (b)(4) and (b)(5) of the Code.

B.                                     The Liquidating Trust

1.                                       Purpose of the Liquidating Trust.  The Liquidating Trust shall be deemed established on the Effective Date pursuant to the terms of the Liquidating Trust Agreement.  The purpose of the Liquidating Trust is to liquidate the unliquidated assets of the Debtor’s Estate, make payment of all Allowed Claims pursuant to the terms of the Plan, and distribute the Residual Proceeds, if any, to the Bank.  The Liquidating Trust shall also be responsible for objecting to all Claims, if appropriate.

2.                                       Transfers of Property.   On the Effective Date, all of the assets of the Debtor’s Estate except for the Recovery Rights shall be irrevocably assigned, transferred and

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conveyed to the Liquidating Trust including, without limitation, all shares of stock, securities, and other equity interests held by the Debtor as of the Effective Date and all Cash received from the Administrative Claims Fund.

3.                                       Management and Powers of the Liquidating Trust.  After the Effective Date, the affairs of the Liquidating Trust and all assets held or controlled by the Liquidating Trust shall be managed under the direction of the Liquidating Trust Trustee in accordance with the terms of the Liquidating Trust Agreement.  The Liquidating Trust shall be deemed to be a representative of the Estate as provided by section 1123 of the Code, to the extent of and in accordance with the terms of the Liquidating Trust, and shall have the rights, powers and standing of debtors-in-possession under section 1107 of the Code, and such other rights, powers and duties incident to causing performance of the Debtor’s obligations under the Plan or otherwise as may be reasonably necessary.  Subject to the terms of the Liquidating Trust Agreement, the powers of the Liquidating Trust shall include, without limitation: (a) the ability and authority to object to Administrative Claims, Tax Claims and Claims in Classes 3 and 5, and the ability to prosecute or settle such objections and defend claims and counterclaims asserted in connection therewith (including by way of asserting the Debtor’s rights of recoupment, setoff or otherwise); (b) effecting distributions under the Plan to the holders of Allowed Claims pursuant to the terms of the Plan; (c) the sale, lease, license, abandonment or other disposition of any or all of the property of the Liquidating Trust; (d) participation in any post-Confirmation Date motions to amend or modify the Plan or the Liquidating Trust Agreement, or appeals from the Confirmation Order; and (e) participation in actions to enforce or interpret the Plan.

If the holder of a Disputed Claim and the Liquidating Trust Trustee agree to a settlement of such holder’s Disputed Claim for an amount not in excess of the face amount of such Disputed Claim, such Claim shall be deemed to be an Allowed Claim as of the Effective Date in an amount equal to the agreed settlement amount without need for further review or approval of the Court.  If the proposed settlement involves a Disputed Claim for an amount in excess of the face amount of such Disputed Claim, then the Liquidating Trust Trustee shall provide notice of the proposed settlement (with a 15-day period to object) to the Office of the United States

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Trustee, the Reorganized Debtors and counsel for the Bank.  If no objection is received by the Liquidating Trust Trustee within the 15-day period, the settled Claim shall be deemed to be an Allowed Claim as of the Effective Date without the need for further review or approval of the Court.  If an objection to a proposed settlement is received within the 15-day period, the Liquidating Trust Trustee shall schedule a Court hearing to resolve the objection.

4.                                       Establishment of Reserve.  Pursuant to the terms of the Liquidating Trust Agreement, the Liquidating Trust Trustee shall maintain a reserve in trust for the payment of any administrative expenses of the Liquidating Trust, any applicable taxes, any Tax Claims, any Administrative Claims, and any Disputed Claims which later become Allowed Claims.

5.                                       Employment of Professionals.  The Liquidating Trust Trustee is authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Liquidating Trust as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Liquidating Trust without further notice, hearing or approval of the Court except as set forth in the Liquidating Trust Agreement.

6.                                       Objections to Claims by the Liquidating Trust.  All objections to Disputed Claims to be filed by the Liquidating Trust Trustee shall be filed with the Court and served upon the holders of such Claims by the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the Liquidating Trust, or by order of the Court upon a motion filed by the Liquidating Trust, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Disputed Claims to whom the objection is made.  If an objection has not been filed to a proof of claim that relates to a Disputed Claim by the objection bar dates established in this paragraph, the Claim to which the proof of claim relates shall be treated as an Allowed Claim for purposes of distribution under the Plan.

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7.                                       Distributions.  Distributions shall be made in accordance with the Plan, the Confirmation Order, and the Liquidating Trust Agreement.

(a)                                  Reserve for Unpaid Claims.  For purposes of calculating Pro Rata distributions or any other distributions to be made under the Plan to holders of Allowed Claims, the calculation of the total Allowed Claims shall be computed as if all Disputed Claims then pending were allowed in the full amount thereof.

(b)                                 Initial Distribution Date.   Except for payments required to be made on the Effective Date in accordance with other sections of the Plan, and subject to the discretion of the Liquidating Trust Trustee, on the one hundred twenty first (121st) day after the Effective Date, or as soon as practicable thereafter, the Liquidating Trust Trustee shall distribute any property required to be distributed under the Plan (and in accordance with Liquidating Trust Agreement) to the holders of Allowed Claims.

(c)                                  Allowance of Claims.  Distributions shall be made with respect to any Disputed Claim which becomes an Allowed Claim after the Effective Date on or as soon as practicable after the date on which each Disputed Claim becomes an Allowed Claim.  The amount of any distribution shall be calculated, on a Pro Rata basis, so that each Disputed Claim that becomes an Allowed Claim receives an initial distribution equal to the total percentage distributions made prior to the date of such allowance on account of other Allowed Claims under the Plan and the Liquidating Trust Agreement.

(d)                                 Subsequent Distribution Dates.  After the Initial Distribution Date, unless otherwise directed in the Plan or a post-Confirmation Date Final Order , the Liquidating Trust Trustee shall make additional annual distributions (to be made every twelfth month following the Effective Date) to the holders of Allowed Claims, provided that in the reasonable discretion and judgment of the Liquidating Trust Trustee, there shall be in the Liquidating Trust Cash in an amount sufficient to render feasible a distribution after making reasonable reserves to pay the expenses (including, but not limited to, federal income taxes and withholding taxes, if any, and all expenses and fees incurred in objecting to Claims), debts, charges, liabilities, and obligations of the Liquidating Trust, and provided that each distribution to a single Creditor must

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exceed $25.00.  Any annual distribution which is less than $25.00 shall be withheld and carried-over to the next period only once; thereafter, the distribution shall be made notwithstanding the fact that it may be less than $25.00.

(e)                                  Unclaimed Property.  Unclaimed Property that shall remain unclaimed at the end of one (1) year following the date of an attempted distribution shall be reallocated to other Creditors and redistributed by the Liquidating Trust.  After the expiration of one (1) year following the date of an attempted distribution, each Claim with respect to Unclaimed Property shall be treated as if it had been disallowed in its entirety and all right, title and interest therein shall vest in the Liquidating Trust for redistribution in the order and priority established in the Plan and the Liquidating Trust Agreement.  Until the expiration of one (1) year following the date on which the distribution of the Unclaimed Property has been attempted, Unclaimed Property shall be delivered upon presentation of proper proofby a holder of its entitlement thereto.

(f)                                    Surrender.  Notwithstanding any other provision of the Plan, no holder of an Allowed Claim shall receive any distribution under the Plan in respect of such Allowed Claim until such holder has surrendered to the Liquidating Trust any promissory note or other document(s) evidencing such Allowed Claim, or until evidence of loss and indemnity satisfactory to the Liquidating Trust Trustee, in his/her/its sole and absolute discretion, shall have been delivered to the Liquidating Trust in the case of any note or other document(s) alleged to be lost, stolen or destroyed.

(g)                                 Final Distribution.  Pursuant to the Plan, the Residual Proceeds from the Liquidating Trust shall be paid to the Bank as soon as practical after (a) the liquidation of all of the assets of the Estate, (b) the payment of all of the expenses and other obligations of the Liquidating Trust including, without limitation, the fees and expenses of the Liquidating Trust Trustee and the fees and expenses of attorneys and other professionals retained by the Liquidating Trust Trustee, (c) the payment of all Allowed Tax Claims, Allowed Priority Claims,  Allowed Administrative Claims and Allowed Claims in Class 5 pursuant to the terms of the Plan, and (d) the Med Note, the CCG Note, the CCS Note and the CDSI Note are paid in full.

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(h)                                 Exemption From Certain Transfer Taxes.    Pursuant to section 1146(c) of the Code, the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under section 1129 of the Code, may not be taxed under any law imposing a stamp tax, transfer tax or similar tax.  Pursuant to section 1146(c) of the Code, no transfer to or from the Liquidating Trust under the Plan, shall be subject to any stamp tax, transfer tax or similar tax.

(i)                                     Estimation of Unliquidated Disputed Claims.    As to any unliquidated Disputed Claim, including Claims based upon rejection of executory contracts or leases, or other Disputed Claims, the Court, upon motion by the Liquidating Trust, may estimate the amount of the Disputed Claim and may determine an amount sufficient to reserve for any such Claim.  Any Entity whose Disputed Claim is so estimated shall have recourse only against the Liquidating Trust and against no other assets or person (including the Liquidating Trust Trustee), and in any case only in an amount not to exceed the estimated amount of such Entity’s Claim, even if such Entity’s Claim, as finally allowed, exceeds the maximum estimated amount thereof.

(j)                                     Certain Tax Matters.  For all federal and state income tax purposes, the Debtors shall report and treat the transfer of property conveyed to the Liquidating Trust as a sale of such assets at a selling price equal to the fair market value of such assets on the date of the transfer.  For all such purposes, the transferred assets shall be deemed to have the fair market values determined by the Liquidating Trust Trustee in his/her/its absolute and sole discretion, and such valuations shall be used by Debtors and the Liquidating Trust for all federal and state income tax purposes.  The Liquidating Trust shall be deemed to be a “disputed ownership fund” within the meaning of Proposed Treasury Regulation section 1.468B-9.  The Debtor shall irrevocably make and constitute the Liquidating Trust Trustee as its attorney- in- fact to prepare, make, and file any statement referenced in Proposed Treasury Regulation section 1.468B-9, or, at the election of the Liquidating Trust Trustee, shall prepare, make, and file such statement(s) pursuant to instructions issued by the Liquidating Trust Trustee.  Any such statement shall be

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consistent with the provisions of the Plan and the Liquidating Trust Trustee’s determination of the fair market values of the property conveyed to the Trustee of the Liquidating Trust.

(k)                                  The Disbursing Agent.  The Liquidating Trustee shall serve as the disbursing agent, without bond, for purposes of making transfers and payments under the Plan.

C.                                     The Litigation Trust

1.                                       Purpose of the Litigation Trust.  The Litigation Trust shall be deemed established on the effective date of the CDSI Plan pursuant to the terms of the Litigation Trust Agreement.  The purpose of the Litigation Trust is, among other things, to prosecute the Recovery Rights and distribute any Net Recoveries to the Bank (after payment of the claims and expenses of the Litigation Trust Trustee and after repayment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note).  No other Creditors or Entities shall receive any proceeds from the Recovery Rights.

2.                                       Transfers of the Recovery Rights to the Litigation Trust.  On the Effective Date, or as soon thereafter as practicable, the Recovery Rights shall be irrevocably assigned, transferred and conveyed to the Litigation Trust.

3.                                       Management and Powers of the Litigation Trust.  After the Effective Date, the affairs of the Litigation Trust and all assets held or controlled by the Litigation Trust shall be managed under the direction of the Litigation Trust Trustee in accordance with the terms of the Litigation Trust Agreement.  The powers of the Litigation Trust shall include, without limitation: (a) the initiation and prosecution in every capacity, including as representative of the Estates under section 1123(b)(3)(B) of the Code, of the Recovery Rights assigned to the Litigation Trust; (b) the compromise and settlement of any of the Recovery Rights  assigned to the Litigation Trust; (c) effecting distributions of Net Recoveries on the Recovery Rights to the Bank (after payment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note); (d) participation in any post-Confirmation Date motions to amend or modify the Plan or the Litigation Trust Agreement, or appeals from the Confirmation Order as it relates to the Litigation Trust; and (e) participation in actions to enforce or interpret the Plan as it relates to the Litigation Trust.  The management and other powers of the Litigation Trust and the rights of all parties with respect to

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the Litigation Trust and the Litigation Trust Trustee are as more fully described in the CDSI Plan and the Litigation Trust Agreement, which are attached hereto as exhibits “1” and “3,” respectively, and are incorporated herein by this reference.

D.                                    The Administrative Claims Fund

The Administrative Claims Fund shall be established by the Debtor, Resource, the Reorganized Debtors and Med on the Effective Date for the purpose of making distributions to holders of Allowed Administrative Claims of the Debtor, Resource Pharmacy, Med, CDSI, CCG and CCS.  The source of funds for the Administrative Claims Fund shall be transfers of Cash from the Bank pursuant to the terms of the Plan and the Resource Plan.  The Administrative Claims Fund shall utilize a bank account to be opened and administered by the Reorganized Debtors for the purpose of receiving and disbursing funds in accordance with this paragraph and the Plan.

On, the Effective Date, or as soon as practical thereafter, the Reorganized Debtors shall distribute Cash from the Administrative Claims Fund to the Liquidating Trust, the Med Liquidating Trust, the Resource Liquidating Trust, and the Reorganized Debtors in amounts sufficient to enable these Entities to make the required effective date distributions to holders of  Administrative Claims of the Debtor, Resource Pharmacy, Med, CDSI, CCG and CCS pursuant to the terms of the Plan, the Resource Plan, the Med Plan and the CDSI Plan, respectively.  Any Cash remaining in the Administrative Claims Fund after the distribution to the Liquidating Trust, the Med Liquidating Trust, the Resource Liquidating Trust and the Reorganized Debtors as provided for in this paragraph shall be paid to the Reorganized Debtors.

E.                                      Dissolution

Pursuant to the Plan, the Confirmation Order and Delaware law, the Debtor shall cease to exist as a corporate entity and shall be deemed, as a matter of law, dissolved, as of the Effective Date.

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ARTICLE VI

EXECUTORY CONTRACTS AND UNEXPIRED LEASES

All executory contracts and unexpired leases of the Debtor, not previously rejected or assumed and assigned pursuant to an order of the Court, are rejected pursuant to the Plan and the Confirmation Order.

Pursuant to the terms of the Confirmation Order and Bankruptcy Rule 3002(c)(4), and except as otherwise ordered by the Court, a proof of claim for each Claim arising from the rejection of an executory contract or unexpired lease shall be filed with the Court no later than thirty (30) days after the later of (i) the date of the entry of a Final Order approving such rejection, and (ii) the Confirmation Date, or such Claim shall be forever barred.  All Claims for damages arising from the rejection of an executory contract or unexpired lease shall be included in Class 5 and any Allowed Claim arising therefrom shall be treated in accordance with Article IV of the Plan.

ARTICLE VIII

RETENTION OF JURISDICTION

Notwithstanding Confirmation or the Effective Date having occurred, the Court shall retain jurisdiction for the following purposes:

A.                                   Allowance of Claims.  To hear and determine the allowance of all Claims and Interests upon objections to any such Claims or Interests;

B.                                     Executory Contract Proceedings.  To act with respect to proceedings regarding the rejection of any executory contract or unexpired lease of the Debtor pursuant to sections 365 of the Code and Article VI of the Plan, and to determine the allowance of any Claims arising from the resolution of any such proceedings;

C.                                     Plan Interpretation.  To resolve controversies and disputes regarding the interpretation of the Plan, the Confirmation Order, and the Liquidating Trust Agreement;

D.                                    Plan Implementation.  To implement and enforce the provisions of the Plan, the Confirmation Order, and the Liquidating Trust Agreement, and otherwise to enter orders in aid of confirmation and implementation of the Plan, including, without limitation, appropriate orders to protect the Liquidating Trust from any action or other proceeding that may be initiated by any Creditor or Interest Holder.  Upon the request of an interested party, the Court may resolve an

24

objection to the payment of professional fees or other administrative costs paid from the Liquidating Trust on the ground that they are unreasonable or inconsistent with the requirements of the Code.  All requests for payment of fees by professionals employed by the Liquidating Trust shall be served (with a 15-day period to object) on the Reorganized Debtors and the Office of the United States Trustee.  If no objection is received by the Liquidating Trust Trustee within the 15-day period, the Liquidating Trust Trustee may pay the fees without the need for further review or approval of the Court.  If an objection to professional fees incurred by the Liquidating Trust is received within the 15-day period, the Liquidating Trust Trustee shall schedule a Court hearing to resolve the objection.  All fees and expenses of administration and representation of the Liquidating Trust shall be paid from the assets of the Liquidating Trust after approval as specified above;

E.                                      Plan Modification.  To modify the Plan pursuant to section 1127 of the Code and the applicable Bankruptcy Rules;

F.                                      Adjudication of Controversies.  To adjudicate such contested matters and adversary proceedings as may be pending or subsequently initiated in the Court including, but not limited to, actions relating to any Recovery Rights, pending litigation matters, objections to Claims, or actions relating to taxes brought by the Liquidating Trust;

G.                                     Injunctive Relief.  To issue any injunction or other relief appropriate to implement the intent of the Plan, and to enter such further orders enforcing any injunctions or other relief issued under the Plan or pursuant to the Confirmation Order;

H.                                    Correct Minor Defects.  To correct any defect, cure any omission or reconcile any inconsistency or ambiguity in the Plan, the Confirmation Order or any document executed or to be executed in connection therewith, including, without limitation, the Liquidating Trust Agreement, as may be necessary to carry out the purposes and intent of the Plan, provided that the rights of any holder of an Allowed Claim or Allowed Interest are not materially and adversely affected thereby;

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I.                                         Post-Confirmation Orders Regarding Confirmation.  To enter and implement such orders as may be appropriate in the event the Confirmation Order is, for any reason, stayed, reversed, revoked, modified or vacated; and

J.                                        Final Decree.  To enter a final decree closing the Case.

ARTICLE IX

RELEASE OF CLAIMS; MODIFICATION; MISCELLANEOUS

A.                                   Releases of Claims.  The treatment of the Claims of the Bank under the Plan represents the product of extensive negotiations between the Debtor, the Bank and the NCFE Entities and embodies an agreement reached between the parties.  In exchange for the treatment of the Bank’s Claims as set forth in the Plan, the Debtor and the Estate hereby release the Bank, the NCFE Entities and the TLC Debtors, together with their respective predecessors, successors and assigns of, from, and with respect to any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the Debtor and/or the Estate ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the Bank, the NCFE Entities and the TLC Debtors.

In exchange for the treatment of the Debtor’s claims asserted in the bankruptcy cases of the NCFE Entities and the TLC Debtors, and the foregoing releases, the NCFE Entities and the TLC Debtors release the Debtor and the Estate, together with their respective predecessors, successors and assigns (collectively the “Released Parties”) of, from, and with respect to any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the NCFE Entities or the TLC Debtors ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the Released Parties.

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Confirmation of the Plan shall constitute Court approval of the compromises reflected herein.  The releases contained in this section shall become effective on the Effective Date.

B.                                     Limitation of Liability.   Neither (a) the Debtor, nor any of its employees, officers, or directors employed as of the Effective Date or (b) the Facilitator, nor any professional persons employed by any of the foregoing during the pendency of this case, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Case, any possible disposition of the Debtor’s assets, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

C.                                     Modification.  The Debtor reserves the right to amend or modify the Plan prior to its confirmation, at all times consistent with and in accordance with section 1127 of the Code.

D.                                    Plan of Reorganization.  For income tax purposes, the Plan shall constitute a plan of reorganization.

E.                                      Provisions Severable.  Should any provision in the Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any or all other provisions of the Plan.

F.                                      Headings Do Not Control.  In interpreting the Plan, the headings of individual sections are provided for convenience only, and are not intended to control over the text of any section.

G.                                     Taking Action.  After the Effective Date, to the extent the Plan requires an action by the Debtor, the action may be taken by the Liquidating Trust on behalf of the Debtor.

H.                                    No Transfer Taxes.  Pursuant to section 1146(c) of the Code, no transfer or sale by the Debtor that has occurred during the Case shall be subject to any stamp tax, transfer tax or similar tax.

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ARTICLE X

CONFIRMATION REQUEST

The Debtor requests Confirmation of the Plan pursuant to sections 1129(a) and/or 1129(b) of the Code, as applicable.

Dated: March 5, 2004	TRESTLE CORPORATION

	By:	/s/ Alexander H. Bromley
	Its:	Vice President and General Counsel of Med Diversified, Inc.

DUANE MORRIS LLP
Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
Tel:	(617) 289-9200
Fax:	(617) 289-9201
E- mail:pdmoore@duanemorris.com
And

Toni Marie Vaccarino (TV-8340)
744 Broad Street, Suite 1200
Newark, NJ 07102
Tel:	(973) 424-2000
Fax:	(973) 424-2001
E- mail:tmvaccarino@duanemorris.com

Counsel for Debtor and Debtor in Possession

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PLAN EXHIBIT LIST

1 – CDSI Plan

2 – Liquidating Trust Agreement

3 – Litigation Trust Agreement

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EXHIBIT 1

30

EXHIBIT 2

Exhibit 2 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

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EXHIBIT 3

Exhibit 3 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF NEW YORK

In re:	)	Chapter 11
)
	)	Jointly Administered
)
MED DIVERSIFIED, INC., et al.,	)	Case Nos.:	02-88564
	)		02-88568
	)		02-88570
Debtors.	)		02-88572
	)		02-88573
)
)

JOINT PLAN OF REORGANIZATION OF DEBTORS CHARTWELL DIVERSIFIED
SERVICES, INC., CHARTWELL CARE GIVERS, INC., AND CHARTWELL
COMMUNITY SERVICES, INC. DATED MARCH 5, 2004

Pursuant to section 1121 of the Bankruptcy Code, Chartwell Diversified Services, Inc., a Delaware corporation, Chartwell Care Givers, Inc., a Delaware corporation, and Chartwell Community Services, Inc., a Texas corporation, (collectively, the “Debtors”), propose this Joint Plan of Reorganization:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

A.                                   Specific Definitions.  A capitalized term used but not defined in this Plan that is also used in the Bankruptcy Code shall have the meaning ascribed to that term in the Bankruptcy Code.  In addition to such other terms as are defined in other sections hereof, the following terms shall have the following meanings:

1.                                       “Additional Amount” means the amount, up to a maximum of $550,000, by which the total of the cash, notes and/or securities (but excluding the proceeds of any causes of action which belong to Med) provided to unsecured creditors under Med’s bankruptcy plan and the TLC Debtors’ bankruptcy plan(s) exceeds $1.8 million.

2.                                       “Administrative Claim” means a Claim for payment of an administrative expense of a kind specified in section 503(b) of the Code and referred to in section 507(a)(l) of the Code, including, without limitation, compensation of and reimbursement of costs to Professionals, and all fees and charges assessed against the Debtors and the Estates under 28 U.S.C. § 1930.

3.                                       “Administrative Claims Fund” means a fund established by the Reorganized Debtors, Med, Trestle, and Resource Pharmacy on the Effective Date for the purpose of making distributions to holders of Allowed Administrative Claims required to be made pursuant to section II.A of the Plan, and holders of Allowed Administrative Claims in the bankruptcy cases of Med, Trestle, and Resource Pharmacy.  The sources of funds in the Administrative Claims Fund shall be transfers pursuant to the Resource Pharmacy Plan and the Trestle Plan on the Effective Date, in the total amount of the Cash required to be distributed to holders of Allowed Administrative Claims on the Effective Date.  The Administrative Claims Fund shall utilize a bank account to be opened by the Debtors or Reorganized Debtors for the purpose of receiving and disbursing funds in accordance with this paragraph and the Plan.

4.                                       “AIG” means American Home Assurance Company, National Union Fire Insurance Company of Pittsburg, P.A., Insurance Company of the State of Pennsylvania, American International Specialty Lines Insurance Company, and other entities related to American International Group, Inc.

5.                                       “Allowed Administrative Claim” means all or that portion of an Administrative Claim which is an Allowed Claim.

6.                                       “Allowed Claim” means that portion of a Claim: (a) which was scheduled by the Debtors pursuant to section 521 of the Code, other than a Claim scheduled as disputed, contingent or unliquidated; (b) proof of which was timely filed with the Court, and as to which no objection has been filed on or prior to the deadlines established by sections II.B, V.E.8, and V.I of the Plan; or (c) which has otherwise been allowed by a Final Order.

7.                                       “Allowed Convenience Class Claim” means all or that portion of a Convenience Class Claim which is an Allowed Claim.

8.                                       “Allowed Personal Injury Claim” means all or that portion of a Personal Injury Claim which is an Allowed Claim.

9.                                       “Allowed Priority Claim” means all or that portion of a Priority Claim which is an Allowed Claim.

10.                                 “Allowed Secured Claim” means all or that portion of a Secured Claim which is an Allowed Claim.

11.                                 “Allowed Subordinated Claim” means all or that portion of a Subordinated Claim which is an Allowed Claim.

12.                                 “Allowed Tax Claim” means all or that portion of a Tax Claim which is an Allowed Claim.

13.                                 “Allowed Unsecured Claim” means all or that portion of an Unsecured Claim which is an Allowed Claim.

14.                                 “Bank” means Private Investment Bank Limited.

15.                                 “Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure.

16.                                 “Business Day” means any day other than a Saturday, a Sunday or a “legal holiday” (as defined in Bankruptcy Rule 9006(a)).

17.                                 “Cases” means, collectively, the chapter 11 cases under the Code commenced by the Debtors on the Petition Date.

18.                                 “Cash” means lawful currency of the United States and equivalents thereof, including, but not limited to: bank deposits, wire transfers, checks, and other similar items.

19.                                 “CCG” means Chartwell Care Givers, Inc., a Delaware corporation.

20.                                 “CCG Creditors’ Trust Agreement” means that certain “CCG Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “1.”

21.                                 “CCG Creditors’ Trust Trustee” shall mean the Trustee of the CCG Creditors’ Trust consisting of one (1) Entity to be designated by the Committee on or before the Effective Date.

22.                                 “CCG Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Classes B-1.1, B-1.2 and B-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CCG Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

23.                                 “CCG Insider Avoidance Actions” means any and all causes of action brought under sections 544 through 551, inclusive, of the Code, which may be asserted against any Insiders (as defined in section 101(31) of the Code) or Affiliates (as defined in section 101(2) of the Code) of CCG.

24.                                 “CCG Note” means the promissory note in the amount of $1.8 million to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CCG Creditors’ Trust solely for the benefit of Creditors in Class B-4 holding Allowed Unsecured Claims against CCG.  The CCG Note, the CDSI Note, the CCS Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CCG Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two-year amortization.  The CCG Note shall become due one year following the Effective Date.  The principal amount of the CCG Note may be increased by the Additional Amount, in which case such Additional Amount shall become due and payable one year from the Effective Date (the Additional Amount shall not affect the calculation of quarterly payments otherwise due on the CCG Note).

25.                                 “CCG Recovery Rights” means any and all causes of action held by CCG and its Estate to subordinate Claims under section 510 of the Code, and causes of action held by CCG and its Estate brought under sections 544 through 551, inclusive, of the Code, except for the CCG Insider Avoidance Actions.

26.                                 “CCS” means Chartwell Community Services, Inc., a Texas corporation.

27.                                 “CCS Creditors’ Trust Agreement” means that certain “CCS Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “3.”

28.                                 “CCS Creditors’ Trust Trustee” shall mean the Trustee of the CCS Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

29.                                 “CCS Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class C-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CCS Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

30.                                 “CCS Note” means the promissory note in the lesser amount of (a) $350,000, or (b) 20% of the total amount of Allowed Claims in Class C-4 excluding any claims of the Bank and the NCFE Entities, to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CCS Creditors’ Trust solely for the benefit of Creditors in Class C-4 holding Allowed Unsecured Claims against CCS.  The CCS Note, the CDSI Note, the CCG Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CCS Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two- year amortization.  The CCS Note shall become due one year following the Effective Date.

31.                                 “CDSI” means Chartwell Diversified Services, Inc., a Delaware corporation.

32.                                 “CDSI Creditors’ Trust Agreement” means that certain “CDSI Creditors’ Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “2”

33.                                 “CDSI Creditors’ Trust Trustee” shall mean the Trustee of the CDSI Creditors’ Trust consisting of one (1) Entity to be designated by the Debtors on or before the Effective Date.

34.                                 “CDSI Creditors’ Trust” means that trust established in accordance with section V.E hereof, and which, after the Effective Date, will hold and distribute certain assets and funds for the benefit of holders of Allowed Claims in Class A-4 in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the CDSI Creditors’ Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

35.                                 “CDSI Note” means the promissory note in the lesser amount of (a) $250,000, or (b) 20% of the total amount of Allowed Claims in Class A-4 excluding any claims of the Bank and the NCFE Entities, to be issued by the Reorganized Debtors as of the Effective Date which is made payable to the CDSI Creditors’ Trust solely for the benefit of Creditors in Class A-4 holding Allowed Unsecured Claims against CDSI.  The CDSI Note, the CCG Note, the CCS Note, and the Med Note, jointly, shall be secured by a second priority lien on all of the assets of the Reorganized Debtors, subordinate to any working capital line(s) obtained by the Reorganized Debtors in the ordinary course of business up to $15 million.  The CDSI Note shall be payable in equal quarterly payments with simple interest at a rate of 6% per annum, and payable pursuant to a two- year amortization.  The CDSI Note shall become due one year following the Effective Date.

36.                                 “CHT” means Chartwell Home Therapies, L.P., a Massachusetts limited partnership.

37.                                 “CHT Administrative Claims” means the Administrative Claims of CHT asserted against the Debtors pursuant to that certain Proceeds Distribution Agreement dated June 6, 2003.

38.                                 “Claim” or “Claims” as defined in the Code, section 101(5)(A) and (B) means (a) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

39.                                 “Class” means a group of Claims or Interests classified together in a class designated in Article III of the Plan.

40.                                 “CMS” means the Division of Financial Management, Centers for Medicare and Medicaid Services, United States Department of Health and Human Services.

41.                                 “Code” means the Bankruptcy Code, as codified in title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., including all amendments thereto.

42.                                 “Committee” means the Official Committee of Unsecured Creditors appointed by the Office of the United States Trustee in CCG’s Case, as it may be constituted from time to time.

43.                                 “Confirmation Date” means the date of entry of the Confirmation Order.

44.                                 “Confirmation Order” means the order of the Court confirming the Plan pursuant to section 1129 of the Code.

45.                                 “Convenience Class Claim” means any Unsecured Claim that is asserted against the Debtors in an amount that is less than $100, or any Unsecured Claim the holder of which has agreed to accept $100 or less in full satisfaction of such Claim.

46.                                 “Court” means the United States Bankruptcy Court for the Eastern District of New York.

47.                                 “Creditor” means any holder of a Claim, as defined in the Code, section 101(10).

48.                                 “Creditors’ Trust Agreements” means, collectively, the CDSI Creditors’ Trust Agreement, the CCG Creditors’ Trust Agreement, and the CCS Creditors’ Trust Agreement.

49.                                 “Creditors’ Trust Trustees” means, collectively, the CDSI Creditors’ Trust Trustee, the CCG Creditors’ Trust Trustee, and the CCS Creditors’ Trust Trustee.

50.                                 “Creditors’ Trusts” means, collectively, the CDSI Creditors’ Trust, the CCG Creditors’ Trust, and the CCS Creditors’ Trust.

51.                                 “Debtors” means, collectively, CDSI, CCG, and CCS, whether as debtor or as debtor-in-possession.

52.                                 “Disclosure Statement” means the “Disclosure Statement Regarding the Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated March 5, 2004” (and all exhibits and attachments thereto or referenced therein) that relates to the Plan and is approved pursuant to section 1125 of the Code in an order entered by the Court, as such Disclosure Statement may be amended, modified or supplemented.

53.                                 “Disputed Claim” means any Claim which is not an Allowed Claim, or a Claim which has been disallowed by the Court under section 502 of the Code.

54.                                 “Effective Date” means the later of: (a) the eleventh (11th) day after the Confirmation Date if it is a Business Day, or if it is not a Business Day, the first Business Day thereafter; and (b) the first Business Day on which the Confirmation Order becomes a Final Order.

55.                                 “Entity” means an individual, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a government or any subdivision thereof, or any other entity.

56.                                 “Estate” or “Estates” means the estate(s) created by section 541(a) of the Code upon the Petition Date.

57.                                 “Final Order” means an order or judgment of the Court, the operation or effect of which has not been stayed, and as to which the time to appeal or to seek reargument or rehearing has expired, and as to which no appeal, reargument, or petition for rehearing or certiorari has been taken or is pending.

58.                                 “Initial Distribution Date” means the first Business Day on which a distribution is made under the Plan to holders of Allowed Claims.

59.                                 “Insurance Policy” means any insurance policy held by the Debtors.

60.                                 “Interest Holder” means the holder of an Interest.

61.                                 “Interest” means: (a) the common or preferred stock or any ownership rights in the common or preferred stock of any Debtor; and (b) any right, warrant or option, however arising, to acquire the common stock or any other equity interest, or any rights therein, of any Debtor.

62.                                 “Litigation Trust Agreement” means that certain “Litigation Trust Agreement,” a true and correct copy of which is attached hereto as Exhibit “4.”

63.                                 “Litigation Trust Claims” means: (a) any claims and causes of action of the Debtors against the Insiders (as defined in section 101(31) of the Code) of Med; (b) the CCG Insider Avoidance Actions; (c) the Other Recovery Rights; and (d) the Transferred Claims.

64.                                 “Litigation Trust Trustee” shall mean the Trustee of the Litigation Trust consisting of one (1) Entity to be designated by the Bank on or before the Effective Date.

65.                                 “Litigation Trust” means that trust established in accordance with section V.F hereof, and which, after the Effective Date, will hold and prosecute certain claims for the benefit of the Reorganized Debtors and the Bank in accordance with the terms of the Plan, and will have such powers, duties and obligations as are set forth therein, in the Litigation Trust Agreement, in the Confirmation Order, in other Final Orders, and by applicable law.

66.                                 “Med Note” means the Creditor Note as defined in and established under the terms of the Med Plan.

67.                                 “Med Plan” means the “Plan of Liquidation of Debtor Med Diversified, Inc. Dated March 5, 2004” filed in Med’s bankruptcy case which is pending in this Court.

68.                                 “Med” means Med Diversified, Inc., a Nevada corporation.

69.                                 “NCFE Entities” means National Century Financial Enterprises, Inc., National Premier Financial Services, Inc., NPF VI, Inc., NPF XII, Inc., NPF X, Inc., NPF-LL, and NPF Capital.

70.                                 “Net Recoveries” means the Cash actually received by the CCG Creditors’ Trust on account of the CCG Recovery Rights, less the costs of recovering such Cash, including, without limitation, all attorneys’ fees and costs of litigation associated with such CCG Recovery Rights.

71.                                 “New CDSI Common Stock” means all shares of common stock, par value $0.001 per share, of CDSI on or after the Effective Date, which may be issued in accordance with section V.B of the Plan.

72.                                 “Other Recovery Rights” means any and all causes of action to subordinate Claims under section 510 of the Code, and causes of action brought under sections 544 through 551, inclusive, of the Code, except for the CCG Recovery Rights.

73.                                 “Personal Injury Claims” means any Claim for death or personal injury, including all related Claims for damages, consequential damages, punitive damages, and attorneys’ fees and costs.

74.                                 “Petition Date” means November 27, 2002.

75.                                 “Plan” means this “Joint Plan of Reorganization of Debtors Chartwell Diversified Services, Inc., Chartwell Care Givers, Inc., and Chartwell Community Services, Inc. Dated March 5, 2004” (including all exhibits and attachments, each of which is hereby incorporated and made part of the Plan), as modified or amended from time to time.

76.                                 “Priority Claim” means a Claim other than an Administrative Claim or a Tax Claim, which, if allowed, would be entitled to priority under section 507(a) of the Code.

77.                                 “Pro Rata” means proportionately, so that with respect to a particular Allowed Claim, the ratio of (a)(i) the amount of property distributed on account of such Claim to (ii) the amount of such Claim, is the same as the ratio of (b)(i) the amount of property distributed on account of all Allowed Claims of the Class in which such Claim is included to (ii) the amount of all Allowed Claims in that Class.

78.                                 “Professionals” means those Entities (a) employed in the Cases under sections 327 or 1103 of the Code, and (b) entitled, under sections 328, 330, 331, 503(b), 506(b), and/or 507(a)(1) of the Code, to seek compensation for legal, accounting or other professional services and the costs and expenses related to such services from the Debtors or the Estates.

79.                                 “Related Debtors” means, collectively, the Debtors, Med, Trestle, and Resource Pharmacy.

80.                                 “Reorganized Debtors” means, collectively, CDSI, CCG, and CCS, on and after the Effective Date.

81.                                 “Resource Pharmacy” means Resource Pharmacy, Inc., a Nevada corporation.

82.                                 “Resource Plan” means the “Plan of Liquidation of Resource Pharmacy, Inc. Dated March 5, 2004” filed in Resource Pharmacy’s bankruptcy case which is pending in this Court.

83.                                 “Secured Claim” means a Claim secured by a lien on any property of any of the Estates, but only to the extent of the value of the secured interest that the holder of such Claim has in such property as of the Petition Date (or, with respect to Court approved post-petition financing, the Confirmation Date), with such value calculated after deducting the amount of all liens, security interests, encumbrances, interests, or other claims, that are senior in priority to such Claim with respect to such property.

84.                                 “Subordinated Claims” means: (a) any Claim, or a portion of a Claim, that is subject to subordination under section 510 of the Code, and (b) any Claim, or portion of a Claim, for fines, penalties, forfeitures, or for multiple, exemplary, or punitive damages, or other non-compensatory damages.

85.                                 “Sun Capital” means Sun Capital Health Care, Inc.

86.                                 “Tax Claim” means a Claim entitled to priority under section 507(a)(8) of the Code.

87.                                 “TLC Debtors” means Tender Loving Care Health Care Services, Inc., a Delaware corporation; T.L.C. Home Health Care, Inc., a Florida corporation; Albert Gallatin Home Care, Inc., a Delaware corporation; Staff Builders, Inc., a New York corporation; Staff Builders International, Inc., a New York corporation; Careco, Inc., a Massachusetts corporation; Tender Loving Care Home Care Services, Inc., a New York corporation; T.L.C. Midwest, Inc., a Delaware corporation; U.S. Ethicare Corp., a Delaware corporation; T.L.C. Medicare Services of

Dade, Inc., a Florida corporation; T.L.C. Medicare Services of Broward, Inc., a Florida corporation; U.S. Ethicare Chautauqua Corp., a New York corporation; Ethicare Certified Services, Inc., a New York corporation; U.S. Ethicare Erie Corp., a New York corporation; U.S. Ethicare Niagara Corp., a New York corporation; S.B.H.F., Inc., a New York corporation; Staff Builders Services, Inc., a New York corporation; Staff Builders Home Health Care, Inc., a Delaware corporation; St. Lucie Home Health Agency, Inc., a Florida corporation; and A Reliable Homemaker of Martin St. Lucie County, Inc., a Florida corporation, each of which is a debtor in a chapter 11 bankruptcy case pending in this Court.

88.                                 “Transferred Claims” means those claims and causes of action that are transferred to the Litigation Trust pursuant to the terms of the Trestle Plan, the Resource Plan, and the Med Plan.

89.                                 “Trestle Plan” means the “Plan of Liquidation of Trestle Corporation Dated March 5, 2004” filed in Trestle’s bankruptcy case which is pending in this Court.

90.                                 “Trestle” means Trestle Corporation, a Delaware corporation.

91.                                 “Unclaimed Property” means any funds or other property to be distributed to Creditors pursuant to the Plan and the Creditors’ Trust Agreements which, after an attempted distribution, has not been received by the rightful Creditor.  Unclaimed property shall include checks and any other property that have been returned as undeliverable without a proper forwarding address, or which were not mailed or delivered because of the absence of a proper address to which to mail or deliver such property.

92.                                 “Unsecured Claim” means a Claim that is not a Priority Claim, Secured Claim, Subordinated Claim, or Administrative Claim.

B.                                     Interpretation, Rules of Construction, and Computation of Time

1.                                       Any term used in the Plan that is not defined herein, whether in this Article I or elsewhere, or other Exhibits hereto, but that is used in the Code or the Bankruptcy Rules has the meaning ascribed to that term in (and shall be construed in accordance with the rules of construction under) the Code or the Bankruptcy Rules.

2.                                       Any capitalized term used in the Plan that is not defined herein, or other Exhibits hereto, but that is defined and used in the Disclosure Statement has the meaning ascribed to that term in the Disclosure Statement.

3.                                       The words “herein,” “hereof,” “hereto,” “hereunder” and others of similar import refer to the Plan as a whole and not to any particular article, section, subsection or clause contained in the Plan.

4.                                       Unless specified otherwise in a particular reference, a reference in the Plan to an article or a section is a reference to that article or section of the Plan.

5.                                       Any reference in the Plan to a document being in a particular form or on particular terms and conditions means that the document shall be substantially in such form or substantially on such terms and conditions.

6.                                       Any reference in the Plan to an existing document means such document, as it may have been amended, modified or supplemented from time to time as of the Effective Date.

7.                                       Whenever from the context it is appropriate, each term stated in either the singular or the plural shall include both the singular and the plural.

8.                                       The rules of construction set forth in section 102 of the Code shall apply to the Plan.

9.                                       In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply.

10.                                 All Exhibits to the Plan are incorporated into the Plan, and shall be deemed to be part of the Plan.

11.                                 The provisions of the Plan shall control over the contents of the Disclosure Statement.  The provisions of the Confirmation Order shall control over the contents of the Plan.

12.                                 Unless otherwise specified in the Plan, whenever a distribution of property must be made, or an act required on a particular date, the distribution or act shall occur on such date, or as soon as practicable thereafter.

ARTICLE II

PAYMENT OF ADMINISTRATIVE EXPENSES
AND TREATMENT OF CERTAIN UNCLASSIFIED CLAIMS

A.                                   Administrative Claims.  Subject to the bar date provisions of section II.B of the Plan, on the later of the Effective Date, or as soon thereafter as assets become available, or the date on which the Administrative Claim is allowed, the Debtors or the Reorganized Debtors, as applicable, will pay to each Creditor holding an Allowed Administrative Claim (other than the CHT Administrative Claims), unless that Creditor agrees to different treatment, Cash equal to the unpaid portion of such Allowed Administrative Claim; provided, however, that Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtors (other than the CHT Administrative Claims) shall be paid in full and performed by the Debtors or the Reorganized Debtors, as applicable, in accordance with the terms and conditions of the particular transactions and any applicable agreements.  United States Trustee quarterly fees will be paid in accordance with 28 U.S.C. § 1930(a)(6).  The source of funds for payment of Allowed Administrative Claims shall be the Debtors’ Cash and the Administrative Claims Fund.

The CHT Administrative Claims, in which the Bank holds a first priority security interest, shall be deemed satisfied through the treatment of the Bank’s Claims and the NCFE Entities’ Claims (which have been assigned to the Bank) under the Plan, and the CHT Administrative Claims shall be canceled as of the Effective Date.

B.                                     Bar Date For Administrative Claims.  All applications for compensation of Professionals for services rendered and for reimbursement of expenses incurred on or before the Confirmation Date, and any other request for compensation by any Entity for making a substantial contribution in the Cases, and all other requests for payment of Administrative Claims incurred before the Confirmation Date under sections 507(a)(1) or 503(b) of the Code (except only for Claims under 28 U.S.C. § 1930) shall be filed no later than thirty (30) days after the Confirmation Date.  Any such Claim not filed within this deadline shall be forever barred and the Debtors and the Reorganized Debtors shall be discharged of any obligation on such Claim; and any Creditor who is required to file a request for payment of such Claim and who does not file such request by the applicable bar date shall be forever barred from asserting such Claim against the Estates, the Reorganized Debtors, the Creditors’ Trusts, the Litigation Trust, or any of their respective properties.  The Allowed Administrative Claims of Professionals shall be paid in accordance with section 1129(a)(9)(A) of the Code by the Debtors or the Reorganized Debtors, as applicable.  Any objections to Administrative Claims must be filed by the later of (i) thirty (30) days after the Confirmation Date, or (ii) twenty (20) days following a request for allowance of such Administrative Claim pursuant to this paragraph.  If an objection to an Administrative Claim is not timely filed in accordance with this paragraph, such Administrative Claim shall be deemed to be an Allowed Claim.

Any Claim arising on or after the Confirmation Date shall be asserted against the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust, as applicable, and shall not be dealt with under this Plan.

C.                                     Allowed Tax Claims.  Unless the holder of such a Claim agrees otherwise, the Reorganized Debtors shall pay each holder of an Allowed Tax Claim against the Estates deferred Cash payments of a value, as of the Effective Date, equal to such Allowed Tax Claim.  The Reorganized Debtors shall pay interest on Allowed Tax Claims at the rate set forth in 26 U.S.C. § 6621 existing on the Confirmation Date (estimated to be 4.6% per annum).  Such deferred Cash payments shall fully amortize each Allowed Tax Claim, with interest, over a period not to exceed six (6) years from the date of assessment of such Allowed Tax Claim.  Interest shall begin to accrue on the outstanding amount of each such Claim as of the Effective Date and shall continue until each such Claim is paid in full.

ARTICLE III

CLASSIFICATION OF CLAIMS AND INTERESTS

A.                                   Manner of Classification of Claims and Interests.  Except for Claims of a kind specified in sections 507(a)(1) or 507(a)(8) of the Code, all Claims against, and Interests in, the Debtors and with respect to all property of the Debtors and the Estates, are defined and hereinafter designated in respective Classes.  The Plan is intended to deal with all Claims against and Interests in the Debtors, of whatever character, whether known or unknown, whether or not with recourse, whether or not contingent or unliquidated, and whether or not previously allowed by the Court pursuant to section 502 of the Code.  However, only holders of Allowed Claims will receive any distribution under the Plan.  For purposes of determining Pro Rata distributions under the Plan, Disputed Claims shall be included in the Class in which such Claims would be included if Allowed.  Unless specifically designated as an obligation of a particular Debtor or a particular Reorganized Debtor, obligations created under this Plan shall be joint and several obligations of all of the Reorganized Debtors.  Nothing in the Plan or in the Confirmation Order shall affect or alter any subordination agreement or inter-creditor agreement between Creditors that existed prior to the Confirmation Date.

B.                                     Classification.  Allowed Claims and Interests are divided into the following Classes.  Claims against CDSI and Interests in CDSI are included in Classes labeled beginning with the letter “A”; Claims against CCG and Interests in CCG are included in Classes labeled beginning with the letter “B”; and Claims against CCS and Interests in CCS are included in Classes labeled beginning with the letter “C”.

CDSI Claims and Interests

1.                                       Class A-1.1 Claims (Secured Claims of the Bank).  Class A-1.1 consists of the Allowed Secured Claims of the Bank against CDSI.

2.                                       Class A-1.2 Claims (Secured Claims of the NCFE Entities).  Class A-1.2 consists of the Allowed Secured Claims of the NCFE Entites against CDSI.

3.                                       Class A-1.3 Claims (Secured Claims of AIG).  Class A-1.3 consists of the Allowed Secured Claims of AIG against CDSI.

4.                                       Class A-1.4 Claims (Secured Claims of Sun Capital).  Class A-1.4 consists of the Allowed Secured Claims of Sun Capital against CDSI.

5.                                       Class A-1.5 Claims (Other Secured Claims).  Class A-1.5 consists of all Secured Claims against CDSI other than Claims in Classes A-1.1 through A-1.4.  Each holder of an Allowed Secured Claim against CDSI shall be deemed to be a separate sub-class of Class A-1.5.

6.                                       Class A-2 Claims (Priority Claims).  Class A-2 consists of all Allowed Priority Claims against CDSI.  Class A-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

7.                                       Class A-3 Claims (Unsecured Personal Injury Claims).  Class A-3 consists of all Allowed Personal Injury Claims against CDSI.

8.                                       Class A-4 Claims (Other Unsecured Claims).  Class A-4 consists of all Allowed Claims against CDSI (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Personal Injury Claims, (d) Convenience Class Claims, and (e) Claims included within any other Class designated in the Plan.  Class A-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CDSI for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

9.                                       Class A-5 Claims (Unsecured Convenience Class Claims).  Class A-5 consists of all Allowed Convenience Class Claims against CDSI.

10.                                 Class A-6 Claims (Subordinated Claims).  Class A-6 consists of all Allowed Subordinated Claims against CDSI.

11.                                 Class A-7 Claims (Inter-Debtor Claims).  Class A-7 consists of all Allowed Claims of any Related Debtor (other than CDSI) against CDSI.

12.                                 Class A-8 Interests.  Class 8 consists of all Interests in CDSI.

CCG Claims and Interests

13.                                 Class B-1.1 Claims (Secured Claims of the Bank).  Class B-1.1 consists of the Allowed Secured Claims of the Bank against CCG.

14.                                 Class B-1.2 Claims (Secured Claims of the NCFE Entities).  Class B-1.2 consists of the Allowed Secured Claims of the NCFE Entites against CCG.

15.                                 Class B-1.3 Claims (Secured Claims of CMS).  Class B-1.3 consists of the Allowed Secured Claims of CMS against CCG.

16.                                 Class B-1.4 Claims (Secured Claims of Sun Capital).  Class B-1.4 consists of the Allowed Secured Claims of Sun Capital against CDSI.

17.                                 Class B-1.5 Claims (Other Secured Claims).  Class B-1.5 consists of all Secured Claims against CCG other than Claims in Classes B-1.1 through B-1.4.  Each holder of an Allowed Secured Claim against CCG shall be deemed to be a separate sub-class of Class B-1.5.

18.                                 Class B-2 Claims (Priority Claims).  Class B-2 consists of all Allowed Priority Claims against CCG.  Class B-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

19.                                 Class B-3 Claims (Unsecured Personal Injury Claims).  Class B-3 consists of all Allowed Personal Injury Claims against CCG.

20.                                 Class B-4 Claims (Other Unsecured Claims).  Class B-4 consists of all Allowed Claims against CCG (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Personal Injury Claims, (d) Convenience Class Claims, and (e) Claims included within any other Class designated in the Plan.  Class B-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CCG for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

21.                                 Class B-5 Claims (Unsecured Convenience Class Claims).  Class B-5 consists of all Allowed Convenience Class Claims against CCG.

22.                                 Class B-6 Claims (Subordinated Claims).  Class B-6 consists of all Allowed Subordinated Claims against CCG.

23.                                 Class B-7 Claims (Inter-Debtor Claims).  Class B-7 consists of all Allowed Claims of any Related Debtor (other than CCG) against CCG.

24.           Class B-8 Interests.  Class 8 consists of all Interests in CCG.

CCS Claims and Interests

25.                                 Class C-1.1 Claims (Secured Claims of the Bank).  Class C-1.1 consists of the Allowed Secured Claims of the Bank against CCS.

26.                                 Class C-1.2 Claims (Secured Claims of the NCFE Entities).  Class C-1.2 consists of the Allowed Secured Claims of the NCFE Entities against CCS.

27.                                 Class C-1.3 Claims (Secured Claims of Carrollton-Farmers Branch Independent School District).  Class C-1.3 consists of the Allowed Secured Claims of Carrollton-Farmers Branch Independent School District against CCS.

28.                                 Class C-1.4 Claims (Secured Claims of Weingarten Realty Investors).  Class C-1.4 consists of the Allowed Secured Claims of Weingarten Realty Investors against CCS.

29.                                 Class C-1.5 Claims (Secured Claims of Low/Fifty Construction).  Class C-1.5 consists of the Allowed Secured Claims of Low/Fifty Construction against CCS.

30.                                 Class C-1.6 Claims (Secured Claims of Sun Capital).  Class C-1.6 consists of the Allowed Secured Claims of Sun Capital against CDSI.

31.                                 Class C-1.7 Claims (Other Secured Claims).  Class C-1.7 consists of all Secured Claims against CCS other than Claims in Classes C-1.1 through C-1.6.  Each holder of an Allowed Secured Claim against CCS shall be deemed to be a separate sub-class of Class C-1.7.

32.                                 Class C-2 Claims (Priority Claims).  Class C-2 consists of all Allowed Priority Claims against CCS.  Class B-2 does not include any Tax Claims, all of which shall be treated in accordance with section II.C of the Plan.

33.                                 Class C-3 Claims (Unsecured Personal Injury Claims).  Class C-3 consists of all Allowed Personal Injury Claims against CCS.

34.                                 Class C-4 Claims (Other Unsecured Claims).  Class C-4 consists of all Allowed Claims against CCS (including Claims arising from the rejection of executory contracts) other than (a) Administrative Claims, (b) Tax Claims, (c) Personal Injury Claims, (d) Convenience Class Claims, and (e) Claims included within any other Class designated in the Plan.  Class C-4 shall be deemed to include those Creditor(s) holding an alleged Secured Claim against CCS for which: (i) no collateral exists to secure the alleged Secured Claim; and/or (ii) liens, security interests, or other encumbrances that are senior in priority to the alleged Secured Claim exceed the fair market value of the collateral securing such alleged Secured Claim as of the Petition Date.

35.                                 Class C-5 Claims (Unsecured Convenience Class Claims).  Class C-5 consists of all Allowed Convenience Class Claims against CCS.

36.                                 Class C-6 Claims (Subordinated Claims).  Class C-6 consists of all Allowed Subordinated Claims against CCS.

37.                                 Class C-7 Claims (Inter-Debtor Claims).  Class C-7 consists of all Allowed Claims of any Related Debtor (other than CCS) against CCS.

38.                                 Class C-8 Interests.  Class 8 consists of all Interests in CCS.

ARTICLE IV

TREATMENT OF CLAIMS AND INTERESTS

Treatment of CSDI Claims and Interests

A.                                   Class A-1.1 Claims of the Bank

Class A-1.1 is impaired.  If the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med.  Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan.  If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A-1.1.

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.1, and any such Claims shall be deemed canceled as of the

Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

B.                                     Class A-1.2 Claims of the NCFE Entities

Class A-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, if the Med Plan is confirmed providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, all existing stock of CDSI shall be deemed canceled, except for any shares of common stock owned by Med.  Accordingly, the Bank will indirectly receive the benefit of the preserved CDSI common stock through its claims against Med and treatment under the Med Plan.  If such a Med Plan is not so confirmed, then all existing common stock of CDSI shall be deemed canceled and New CDSI Common Stock shall be issued to the Bank, or an Entity designated by the Bank, in satisfaction of its Allowed Claims in Class A-1.1.

In addition to the treatment provided above, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.  The Bank also will indirectly receive the value of the existing common stock of CCG and CCS that is owned by CDSI, which will be preserved under the Plan.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class A-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

C.                                     Class A-1.3 Claims of AIG

Class A-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.3 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

D.                                    Class A-1.4 Claims of Sun Capital

Class A-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty

(60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

E.                                      Class A-1.5 Claims of Other Secured Creditors

Class A-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class A-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class A-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class A-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class A-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class A-4.

F.                                      Class A-2 Priority Claims

Class A-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class A-2 the principal amount of such Allowed Claim, without interest.

G.                                     Class A-3 Unsecured Personal Injury Claims

Class A-3 is impaired.  Holders of Claims in Class A-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class A-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

H.                                    Class A-4 Other Unsecured Claims

Class A-4 is impaired.  The holders of Allowed Claims in Class A-4 shall receive periodic payments from the CDSI Creditors’ Trust, as and when determined by the CDSI Creditors’ Trust Trustee in accordance with and as provided by the CDSI Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class A-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class A-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class A-4 by the CDSI Creditors’ Trust.

The payments to be made to the CDSI Creditors’ Trust by the Reorganized Debtors pursuant to the CDSI Note shall be the sole source of distributions to holders of Allowed Claims in Class A-4.

Any Claims of the Bank or the NCFE Entities in Class A-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes A-1.1 and A-1.2.

Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class A-4 Claims.

I.                                         Class A-5 Unsecured Convenience Class Claims

Class A-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class A-5 the principal amount of such Allowed Claim, without interest.

J.                                        Class A-6 Subordinated Claims

Class A-6 is impaired.  Holders of Allowed Subordinated Claims in Class A-6 will receive no distribution under the Plan on account of such Claims.

K.                                    Class A-7 Inter-Debtor Claims

Class A-7 is impaired.  Holders of Allowed Claims in Class A-7 will receive no distribution under the Plan on account of such Claims.

L.                                      Class A-8 Interests

Class A-8 is impaired.  If the Med Plan is confirmed, providing that the Bank, or an Entity designated by the Bank, will receive 100% of the stock of CDSI on the effective date of the Med Plan, then the Class A-8 Interests in CDSI, except for those interests owned by Med, shall be deemed canceled on the Effective Date without payment of monies or other consideration on account of such Interests.  If such a Med Plan is not so confirmed, then the Class A-8 Interests in CDSI shall be deemed canceled on the Effective Date without the payment of monies or other consideration on account of such Interests (and the New CDSI Common Stock shall be issued to the Bank, or its designee, pursuant to the Plan).

Treatment of CCG Claims and Interests

M.                                 Class B-1.1 Claims of the Bank

Class B-1.1 is impaired.  On the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in

Class B-1.1.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.1, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights, provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes are paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes.  Once the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust.  To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

N.                                    Class B-1.2 Claims of the NCFE Entities

Class B-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, on the Effective Date, all existing stock of CCG shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCG common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class B-1.2.  Also in satisfaction of the Bank’s Allowed Claims in Class B-1.2, the Bank shall receive 25% of any Net Recoveries obtained by the CCG Creditors’ Trust from the CCG Recovery Rights (this is the same 25% interest in the CCG Recovery Rights provided on account of the Bank’s Class B-1.1 Claims), provided, however, that any Net Recoveries payable to the Bank under this provision shall be first applied to any amounts due under the CCG Note until the CCG Note is paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Once the CCG Note has been repaid, the Bank’s 25% share of the Net Recoveries shall be applied to repay any amounts due under the CDSI Note, the CCS Note, and the Med Note until such notes are paid in full (such amounts shall be deemed to have been paid by the Reorganized Debtors).  Any payments made on the CDSI Note, the CCS Note, and the Med Note shall be allocated among such notes Pro Rata, based on the outstanding balances of the notes.  Once the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid, the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights shall be paid to the Bank within 30 days of their receipt by the CCG Creditors’ Trust.  To the extent that the CDSI, CCG, CCS, and Med Notes are repaid in whole or in part from the Bank’s 25% share of the Net Recoveries from the CCG Recovery Rights, the Bank shall be entitled to reimbursement of such amounts from the Reorganized Debtors.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class B-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

O.                                    Class B-1.3 Claims of CMS

Class B-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.3 agrees to a different treatment, each holder of an Allowed Secured

Claim in Class B-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

P.                                      Class B-1.4 Claims of Sun Capital

Class B-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

Q.                                    Class B-1.5 Claims of Other Secured Creditors

Class B-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class B-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class B-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class B-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class B-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class B-4.

R.                                     Class B-2 Priority Claims

Class B-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class B-2 the principal amount of such Allowed Claim, without interest.

S.                                      Class B-3 Unsecured Personal Injury Claims

Class B-3 is impaired.  Holders of Claims in Class B-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class B-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

T.                                     Class B-4 Other Unsecured Claims

Class B-4 is impaired.  The holders of Allowed Claims in Class B-4 shall receive periodic payments from the CCG Creditors’ Trust, as and when determined by the CCG Creditors’ Trust Trustee in accordance with and as provided by the CCG Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class B-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class B-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class B-4 by the CCG Creditors’ Trust.

The claims and causes of action transferred to the CCG Creditors’ Trust pursuant to section V.E.2 of the Plan, and the payments to be made to the CCG Creditors’ Trust by the Reorganized Debtors pursuant to the CCG Note, shall be the sole sources of distributions to holders of Allowed Claims in Class B-4.  The assets transferred to, and payments collected by, the CCG Creditors’ Trust, net of the costs of administering the CCG Creditors’ Trust in accordance with section V.E.7 of the Plan and the CCG Creditors’ Trust Agreement, shall be shared Pro Rata as set forth in this paragraph.

Any Claims of the Bank or the NCFE Entities in Class B-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes B-1.1 and B-1.2.  Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class B-4 Claims.

U.                                    Class B-5 Unsecured Convenience Class Claims

Class B-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class B-5 the principal amount of such Allowed Claim, without interest.

V.                                     Class B-6 Subordinated Claims

Class B-6 is impaired.  Holders of Allowed Subordinated Claims in Class B-6 will receive no distribution under the Plan on account of such Claims.

W.                                Class B-7 Inter-Debtor Claims

Class B-7 is impaired.  Holders of Allowed Claims in Class B-7 will receive no distribution under the Plan on account of such Claims.

X.                                    Class B-8 Interests

Class B-8 is impaired.  The Class B-8 Interests in CCG, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class B-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

Treatment of CCS Claims and Interests

Y.                                     Class C-1.1 Claims of the Bank

Class C-1.1 is impaired.  On the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.1.  In addition, the Bank will receive any net recoveries obtained by the Litigation

Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.1, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

Z.                                     Class C-1.2 Claims of the NCFE Entities

Class C-1.2 is impaired.  The Claims of the NCFE Entities have been assigned to the Bank.  As a result, on the Effective Date, all existing stock of CCS shall be deemed canceled, except for any shares of common stock owned by CDSI.  Accordingly, the Bank will indirectly receive the benefit of the preserved CCS common stock through its direct or indirect ownership of 100% of the Interests in CDSI in satisfaction of its Allowed Claims in Class C-1.2.  In addition, the Bank will receive any net recoveries obtained by the Litigation Trust on account of the Litigation Trust Claims, after the CCG Note, the CDSI Note, the CCS Note, and the Med Note have been repaid.

The Bank shall not receive any other distribution of money or property on account of its Allowed Claims in Class C-1.2, and any such Claims shall be deemed canceled as of the Effective Date.  The Bank shall be deemed to have relinquished and reconveyed any and all liens or other security interests in any property of any of the Estates as of the Effective Date.  The Confirmation Order shall be deemed to constitute a reconveyance of any lien or security interest of the Bank in property of the Estates, and may be recorded or filed with any appropriate Entity or Entities to effect such reconveyance.

AA.                         Class C-1.3 Claims of Carrollton-Farmers Branch Independent School District

Class C-1.3 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.3 agrees to a different treatment, each holder of an Allowed Secured

Claim in Class C-1.3 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.3 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.3 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

BB.                             Class C-1.4 Claims of Weingarten Realty Investors

Class C-1.4 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.4 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.4 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.4 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.4 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

CC.          Class C-1.5 Claims of Low/Fifty Construction

Class C-1.5 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.5 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.5 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.5 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.5 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

DD.                           Class C-1.6 Claims of Sun Capital

Class C-1.6 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.6 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.6 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty (60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.6 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.6 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

EE.                               Class C-1.7 Claims of Other Secured Creditors

Class C-1.7 is unimpaired.  Except to the extent that the holder of an Allowed Secured Claim in Class C-1.7 agrees to a different treatment, each holder of an Allowed Secured Claim in Class C-1.7 shall, at the sole election of the Debtors or the Reorganized Debtors, as applicable (made no later than thirty (30) days after the Effective Date), receive one of the following treatments: (i) the Allowed Secured Claim shall be cured and reinstated pursuant to section 1124(2) of the Code, and the Reorganized Debtors shall fund all amounts, and take all action otherwise necessary, to reinstate such Allowed Secured Claim; (ii) the legal, equitable and contractual rights to which the holder of such Allowed Secured Claim is entitled shall remain unaltered; or (iii) payment of the Allowed Secured Claim by the Reorganized Debtors in sixty

(60) equal monthly installments with simple interest at a fixed market rate of interest to be determined by the Court as of the Effective Date.  Notwithstanding the foregoing, alternatively, the Debtors or Reorganized Debtors, as applicable, may elect to satisfy an Allowed Secured Claim in Class C-1.7 by one of the following treatments: (x) the surrender to the holder of the Allowed Secured Claim of such property of the Estates as may be security and collateral therefor, or (y) the payment in Cash of the amount of such Allowed Secured Claim as set forth in the Confirmation Order or other Final Order.

To the extent that a Creditor in Class C-1.7 does not hold an Allowed Secured Claim, such Claim, if it becomes an Allowed Claim, shall be included in Class C-4.

FF.                               Class C-2 Priority Claims

Class C-2 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Priority Claim in Class C-2 the principal amount of such Allowed Claim, without interest.

GG.                             Class C-3 Unsecured Personal Injury Claims

Class C-3 is impaired.  Holders of Claims in Class C-3 shall not receive any distribution under the Plan.  However, the holders of Claims in Class C-3 may continue to prosecute claims against the Debtors in name only, and shall be limited to enforcing any judgment obtained against the Debtors in accordance with applicable non-bankruptcy law only against insurers that issued any Insurance Policy to the Debtors intended to cover the liability asserted by the holders of such Claims, or the proceeds of such Insurance Policy, and may not enforce such judgment against the Debtors, the Reorganized Debtors, the Creditors’ Trusts, or the Litigation Trust.

HH.                           Class C-4 Other Unsecured Claims

Class C-4 is impaired.  The holders of Allowed Claims in Class C-4 shall receive periodic payments from the CCS Creditors’ Trust, as and when determined by the CCS Creditors’ Trust Trustee in accordance with and as provided by the CCS Creditors’ Trust Agreement.  Each holder of an Allowed Claim in Class C-4 shall receive the lesser of: (a) an amount equal to such Creditor’s Allowed Claim in Class C-4, or (b) such Creditor’s Pro Rata share of the available sum of monies to be distributed to all holders of Allowed Claims in Class C-4 by the CCS Creditors’ Trust.

The payments to be made to the CCS Creditors’ Trust by the Reorganized Debtors pursuant to the CCS Note shall be the sole source of distributions to holders of Allowed Claims in Class C-4.

Any Claims of the Bank or the NCFE Entities in Class C-4 shall be deemed satisfied by the treatment provided to the Bank on account of Claims in Classes C-1.1 and C-1.2.  Neither the Bank nor the NCFE Entities (or their assignees) shall receive any other distributions on account of their Class C-4 Claims.

II.                                     Class C-5 Unsecured Convenience Class Claims

Class C-5 is unimpaired.  Except to the extent that the holder of such Claim agrees to a different treatment, the Reorganized Debtors shall pay in Cash on the Effective Date to each holder of an Allowed Convenience Class Claim in Class C-5 the principal amount of such Allowed Claim, without interest.

JJ.                                   Class C-6 Subordinated Claims

Class C-6 is impaired.  Holders of Allowed Subordinated Claims in Class C-6 will receive no distribution under the Plan on account of such Claims.

KK.                           Class C-7 Inter-Debtor Claims

Class C-7 is impaired.  Holders of Allowed Claims in Class C-7 will receive no distribution under the Plan on account of such Claims.

LL.                               Class C-8 Interests

Class C-8 is impaired.  The Class C-8 Interests in CCS, except for those Interests owned by CDSI, shall be deemed canceled on the Effective Date without the payment of any monies or other consideration on account of such Interests.  Holders of Class C-8 Interests, other than CDSI, will not receive any distribution under the Plan on account of such Interests.

ARTICLE V

IMPLEMENTATION OF THE PLAN AND
EXECUTION OF ITS TERMS

A.                                    Implementation of the Plan

The Debtors propose to implement and consummate the Plan through the means contemplated by sections 1123(a)(5)(A), (B), (D), (E) and (J), 1123(b)(2), (b)(3)(A) and (B), (b)(4) and (b)(5), 1145(a), and all other applicable sections of the Code.

B.                                    Issuance of New Common Stock by CDSI

If a Med Plan is not confirmed which provides that the Bank, or an Entity designated by the Bank, will receive 100% of the stock in CDSI on the effective date of the Med Plan, then on the Effective Date, or as soon thereafter as reasonably practicable, CDSI will cancel all outstanding shares of its stock and will issue 1,000 shares of New CDSI Common Stock to the Bank, or an Entity designated by the Bank on or before the Effective Date, on account of its Allowed Claims in Classes A-1.1 and A-1.2.

The shares issued pursuant to this provision shall be exempt from the registration requirements of the Securities Exchange Act of 1933, as amended (the “Securities Act”), and any State or local law requiring registration or qualification for the offer or sale of a security, pursuant to section 1145(a) of the Code.

C.                                    The Reorganized Debtors

On the Effective Date, except for those assets and causes of action transferred to the Creditors’ Trusts and the Litigation Trust pursuant to sections V.E.2 and V.F.2 of the Plan, title to all assets, properties, and business operations of the Debtors and of the Estates shall revest in each respective Reorganized Debtor, and thereafter, the Reorganized Debtors shall own and retain such assets free and clear of all liens and Claims, except as expressly provided in the Plan.  From and after the Effective Date, except as otherwise described in this Plan, the Reorganized Debtors shall own and operate such assets without further supervision by or jurisdiction of this Court.  From and after the Effective Date, in accordance with the terms of this Plan and the Confirmation Order, the Reorganized Debtors shall perform all obligations under all executory contracts and unexpired leases assumed in accordance with Article VI of the Plan.

The sources of funds for payment of all Allowed Administrative Claims to be paid on the Effective Date pursuant to the Plan shall be the Administrative Claims Fund.  Pursuant to the terms of the Trestle Plan and Resource Plan, Trestle and Resource Pharmacy shall transfer Cash to the Administrative Claims Fund on the Effective Date sufficient to make all required Effective Date payments to holders of Allowed Administrative Claims.

In addition, the Reorganized Debtors shall issue all necessary shares of the New CDSI Common Stock, if applicable, and are authorized to execute any and all agreements necessary for the consummation of the Plan.

D.                                    Securities Laws

1.                                       Exemption from Registrations and Resale Issues.  If New CDSI Common Stock is issued under the Plan, then on and after the Effective Date, such New CDSI Common Stock will not be required to be registered under the registration requirements of the Securities Act, or registered or qualified under any applicable state and local securities laws by virtue of section 1145 of the Code.  The New CDSI Common Stock shall not be subject to any statutory restrictions on transferability and may be resold by any holder without registration under the Securities Act or other federal securities laws pursuant to the exemption provided by section 4(1) of the Securities Act, unless the holder is an “underwriter” with respect to such securities, as that term is defined in section 1145(b) of the Code.  Entities who believe they may be “underwriters” under the definition contained in section 1145 of the Code are advised to consult their own counsel with respect to the availability of the exemption provided by section 1145.

2.                                       Reporting Obligations.  The Reorganized Debtors may, under certain circumstances, be required to register or otherwise report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly be required to file with the SEC and send to the holders of New CDSI Common Stock certain periodic reports and other information pursuant to the Exchange Act.  It is anticipated that the Reorganized Debtors will not be required to register or report under the Exchange Act.

E.                                      The Creditors’ Trusts

1.                                       Purpose of the CCG Creditors’ Trust.  The CCG Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the CCG Creditors’ Trust Agreement.  The purpose of the CCG Creditors’ Trust is to receive and disburse the proceeds of the CCG Note to holders of Allowed Claims in Class B-4 pursuant to the Plan, and to prosecute the CCG Recovery Rights and distribute any Net Recoveries obtained thereby to holders of Allowed Claims in Classes B-1.1, B-1.2 and B-4 in accordance with Article IV of the Plan.  The CCG Creditors’ Trust shall also be responsible for objecting to Claims in Class B-4, if appropriate.

2.                                       Transfers of CCG Recovery Rights and Payments to the CCG Creditors’ Trust by Reorganized Debtors.  On the Effective Date, or as soon thereafter as practicable, the CCG Recovery Rights shall be irrevocably assigned, transferred and conveyed to the CCG Creditors’ Trust.  Notwithstanding any other provision of the Plan, the CCG Creditors’ Trust Trustee shall have the sole and absolute discretion to prosecute, compromise, and release the CCG Recovery Rights.  The CCG Creditors’ Trust Trustee shall have no obligation or liability to any Creditor or party-in- interest for his/her/its decision not to prosecute or to compromise or release any of the CCG Recovery Rights.  Payments on the CCG Note shall be made by the Reorganized Debtors to the CCG Creditors’ Trust in accordance with the terms of the Plan.

3.                                       Purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust.  The CDSI Creditors’ Trust and the CCS Creditors’ Trust shall be deemed established on the Effective Date pursuant to the terms of the applicable Creditors’ Trust Agreements.  The purpose of the CDSI Creditors’ Trust and the CCS Creditors’ Trust is to receive and disburse the proceeds of the CDSI Note and CCS Note to holders of Allowed Claims in Classes A-4 and C-4, respectively, pursuant to the Plan.  The CDSI Creditors’ Trust and CCS Creditors’ Trust also shall be responsible for objecting to Claims in Classes A-4 and C-4, if appropriate.

4.                                       Payments to the CDSI Creditors’ Trust and CCS Creditors’ Trust by Reorganized Debtors.  Payments on the CDSI Note and CCS Note shall be made by the Reorganized Debtors to the CDSI Creditors’ Trust and CCS Creditors’ Trust in accordance with the terms of the Plan.

5.                                       Management and Powers of the Creditors’ Trusts.  After the Effective Date, the affairs of the Creditors’ Trusts and all assets held or controlled by the Creditors’ Trusts shall be managed under the direction of the applicable Creditors’ Trust Trustees in accordance with the terms of the Creditors’ Trust Agreements.  The authority and powers of the Creditors’ Trust Trustees shall include, without limitation, the authority and power: (a) to object to Claims in Classes A-4, B-4, and C-4 (a trustee of a Creditors’ Trust shall object only to Claims that would otherwise be paid from the applicable Creditors’ Trust), and the ability to prosecute or settle such objections and defend claims and counterclaims asserted in connection therewith (including by way of asserting the Debtors’ rights of recoupment, setoff or otherwise); (b) in the case of the CCG Creditors’ Trust Trustee, to initiate and prosecute in every capacity, including as representative of the Estates under section 1123(b)(3) of the Code, of the CCG Recovery Rights assigned to the CCG Creditors’ Trust; (c) in the case of the CCG Creditors’ Trust Trustee, to compromise and settle of any such CCG Recovery Rights assigned to the CCG Creditors’ Trust; (d) to effect distributions under the Plan to the holders of Allowed Claims in Classes A-4, B-1.1, B-1.2, B-4, and C-4, as applicable; (e) to participate in any post-Confirmation Date motions to amend or modify the Plan or the Creditors’ Trust Agreements, or appeals from the Confirmation Order as it relates to the classes of Claims to be paid from the Creditors’ Trusts; and (f) to participate in actions to enforce or interpret the Plan as it relates to classes of Claims to be paid from the Creditors’ Trusts.

If the holder of a Disputed Claim in Classes A-4, B-4, or C-4 and the applicable Creditors’ Trust Trustee agree to a settlement of such holder’s Disputed Claim for an amount not in excess of the face amount of such Disputed Claim, provided that the face amount of the Disputed Claim is less than $50,000, such Claim shall be deemed to be an Allowed Claim as of the Effective Date in an amount equal to the agreed settlement amount without need for further review or approval of the Court.  If the proposed settlement involves a Disputed Claim that was filed in a face amount greater than or equal to $50,000, or the proposed settlement amount exceeds the fact amount of such Disputed Claim, then the applicable Creditors’ Trust Trustee shall provide notice of the proposed settlement (with a 15-day period to object) to each of the members of the Committee (as constituted on the Confirmation Date), the Office of the United States Trustee, and counsel for the Reorganized Debtors.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period and the proposed settlement amount is not in excess of the fact amount of such Disputed Claim, the settled Claim shall be deemed to be an Allowed Claim as of the Effective Date without the need for further review or approval of the Court.  If an objection to a proposed settlement is received within the 15-day period or the proposed settlement amount in excess of the fact amount of such Disputed Claim, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection, or approve the proposed settlement, as the case may be.

6.                                       Establishment of Reserve.  Pursuant to the terms of the Creditors’ Trust Agreements, the Creditors’ Trust Trustees shall maintain a reserve in trust for the payment of any administrative expenses of the Creditors’ Trusts, taxes, and any Disputed Claims, which may later become Allowed Claims.  No distributions shall be made on account of any Disputed Claims unless and until such Claims become Allowed Claims as provided in the Creditors’ Trust Agreements.

7.                                       Employment of Professionals.  The Creditors’ Trust Trustees are authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Creditors’ Trusts as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Creditors’ Trusts without further notice, hearing or approval of the Court except as set forth in the Creditors’ Trust Agreements.

8.                                       Objections to Claims by the Creditors’ Trusts.  All objections to Disputed Claims in Classes A-4, B-4, and C-4 to be filed by the Creditors’ Trust Trustees shall be filed with the Court and served upon the holders of such Claims by the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the applicable Creditors’ Trust, or by order of the Court upon a motion filed by the applicable Creditors’ Trust Trustee, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Claims to which the objection is made.  If no objection has been filed to a proof of claim by the objection bar dates established in this paragraph, the Claim to which such proof of claim relates shall be treated as an Allowed Claim for all purposes under the Plan.

9.                                       Distributions.  Distributions shall be made in accordance with the Plan, the Confirmation Order, and the Creditors’ Trust Agreements.

(a)                                  Reserve for Unpaid Claims.  For purposes of calculating Pro Rata distributions or any other distributions to be made under the Plan to holders of Allowed Claims, the calculation of the total Allowed Claims shall be computed as if all Disputed Claims then pending were allowed in the full amount thereof.

(b)                                 Initial Distribution Date.   Except for payments required to be made on the Effective Date in accordance with other sections of the Plan, and subject to the discretion of the Creditors’ Trust Trustees, on the one hundred twenty first (121st) day after the Effective Date, or as soon as practicable thereafter, the Creditors’ Trust Trustees shall distribute to the holders of Allowed Claims in Classes A-4, B-4, and C-4 any property required to be distributed to such holders under the Plan (and in accordance with Creditors’ Trust Agreements).  Payment to the Bank on account of its Class B-1.1 and B-1.2 Claims, or the allocation of proceeds to repay the CCG Note, the CDSI Note, the CCS Note, or the Med Note in accordance with Article IV of the Plan, shall occur as soon as practicable after Net Recoveries are obtained.  Notwithstanding the foregoing, the Creditors’ Trust Trustees may, in their respective sole discretion, distribute any property required to be distributed under the Plan prior to the one hundred twenty first (121st) day after the Effective Date.

(c)                                  Allowance of Claims.  Distributions shall be made with respect to any Disputed Claim, which becomes an Allowed Claim after the Effective Date, on or as soon as practicable after the date on which a Disputed Claim becomes an Allowed Claim.  The amount of any distribution shall be calculated on a Pro Rata basis, so that each Disputed Claim that becomes an Allowed Claim receives an initial distribution equal to the total percentage distributions made prior to the date of such allowance on account of other Allowed Claims of the same Class under the Plan and the applicable Creditors’ Trust Agreement.

(d)                                 Subsequent Distribution Dates.  After the Initial Distribution Date, unless otherwise directed in a post-Confirmation Date Final Order, the Creditors’ Trust Trustees shall make additional quarterly distributions (to be made every third month following the Initial Distribution Date) to the holders of Allowed Claims in Classes A-4, B-4, and C-4, of the Cash then held in the respective Creditors’ Trusts (after reasonable reserves to pay the expenses [including, but not limited to, federal and state income taxes and withholding taxes, if any, and all expenses and fees incurred in the prosecution of the CCG Recovery Rights or in objecting to Claims], debts, charges, liabilities, and obligations of each Creditors’ Trust have been made in the reasonable discretion of the Trustee of such Creditors’ Trust), provided that each distribution to a single Creditor must exceed $25.00 and any distribution which is less than $25.00 shall be withheld and carried-over to the next distribution date.  Notwithstanding the foregoing, the final distribution to any Creditor shall be made even if it is less than $25.00.

(e)                                  Unclaimed Property.  Until the expiration of ninety (90) days following the date on which the distribution of the Unclaimed Property has been attempted, Unclaimed Property shall be delivered upon presentation of proper proof by a holder of its entitlement thereto, after which time the holder of an Allowed Claim entitled to such Unclaimed Property shall cease to be entitled thereto.  Thereafter, all right, title and interest therein shall vest in the Creditors’ Trusts for redistribution in accordance with the Plan and the applicable Creditors’ Trust Agreement.  After the expiration of ninety (90) days following the date of an attempted distribution of Unclaimed Property, each Claim with respect to such Unclaimed Property shall be treated as if it had been disallowed in its entirety.

(f)            Surrender.  Notwithstanding any other provision of the Plan, no holder of an Allowed Claim shall receive any distribution under the Plan in respect of such Allowed Claim until such holder has surrendered to the Creditors’ Trusts any promissory note or other document(s) evidencing such Allowed Claim, or until evidence of loss and indemnity satisfactory to the Creditors’ Trust Trustees, in his/her/its sole and absolute discretion, shall have been delivered to the Creditors’ Trust in the case of any note or other document(s) alleged to be lost, stolen or destroyed.

(g)                                 Final Distribution.  Upon resolution of all outstanding objections to Disputed Claims in Classes A-4, B-4, and C-4, and after all payments to be made by the Reorganized Debtors to the Creditors’ Trusts on account of the CCG Note, the CDSI Note, and the CCS Note have been received by the Creditors’ Trusts, and after the payment of all expenses and other obligations of the Creditors’ Trusts, and after the CCG Recovery Rights have all been resolved or abandoned and the Bank’s share of the Net Recoveries has been distributed (if applicable under sections IV.L and IV.M of the Plan), the Creditors’ Trust Trustees shall make Pro Rata distributions of all remaining assets of the Creditors’ Trusts to holders of Allowed Claims in Classes A-4, B-4, and C-4 in accordance with the Plan and the Creditors’ Trust Agreements.

(h)                                 Exemption From Certain Transfer Taxes.  Pursuant to section 1146(c) of the Code, the issuance, transfer or exchange of a security, or the making or delivery of an instrument of transfer under a plan confirmed under section 1129 of the Code, may not be taxed under any law imposing a stamp tax, transfer tax or similar tax.  Pursuant to section 1146(c) of the Code, no transfer to or from the Creditors’ Trusts, the Litigation Trust, or the Administrative Claims Fund under the Plan, shall be subject to any stamp tax, transfer tax or similar tax.

(i)            Estimation of Unliquidated Disputed Claims.  As to any unliquidated Disputed Claim, including Claims based upon rejection of executory contracts or leases, or other Disputed Claims, the Court, upon motion by a Creditors’ Trust Trustee, may estimate the amount of the Disputed Claim and may determine an amount sufficient to reserve for any such Claim.  Any Entity whose Disputed Claim is so estimated shall have recourse only against the applicable Creditors’ Trust and against no other assets or person (including the Creditors’ Trust Trustees), and in any case only in an amount not to exceed the estimated amount of such Entity’s Claim, even if such Entity’s Claim, as finally allowed, exceeds the maximum estimated amount thereof.

10.                                 Certain Tax Matters.  For all federal and state income tax purposes, the Debtors and/or the Reorganized Debtors shall report and treat the transfers of property (other than their own debt instruments) to each Creditors’ Trust as sales of such assets at a selling price equal to the fair market value of such assets on the date of the transfer.  For all such purposes, in each case the transferred assets shall be deemed to have the fair market values determined by the Debtors or the Reorganized Debtors, as appropriate, in their absolute and sole discretion, and such valuations shall be used by Debtors and/or the Reorganized Debtors and the Creditors’ Trust.  The Creditors’ Trusts shall be deemed to be “disputed ownership funds” within the meaning of Proposed Treasury Regulation section 1.468B-9.  The Debtors or Reorganized Debtors, as appropriate, shall prepare, make, and file with the IRS, with copies to the appropriate Creditors’ Trust Trustee, any statement required by Proposed Treasury Regulations section 1.468B-9.  Any such statements shall be consistent with the provisions of the Plan and the Debtors’ or Reorganized Debtors’ determinations of the fair market values of the property conveyed to the Trustee of the Creditors’ Trusts.

F.                                      The Litigation Trust

1.                                       Purpose of the Litigation Trust.  The Litigation Trust shall be deemed established on the Effective Date pursuant to the terms of the Litigation Trust Agreement.  The purpose of the Litigation Trust is to prosecute the Litigation Trust Claims and distribute any net proceeds obtained therefrom to the Bank (after payment of the claims and expenses of the Litigation Trust Trustee and after repayment of any outstanding balances on the CDSI Note, the CCG Note, the CCS Note, and the Med Note from the proceeds of the Litigation Trust Claims).  No other Creditors or Entities shall receive any proceeds from the Litigation Trust Claims.  Payments of any outstanding balances on the CDSI Note, the CCG Note, the CCS Note, and the Med Note that shall be made from the net proceeds of any recoveries on the Litigation Trust Claims shall be made Pro Rata (based on the outstanding amounts due on such notes) until fully repaid.  Thereafter, all net recoveries on the Litigation Trust Claims shall be turned over to the Bank by the Litigation Trust Trustee.

2.                                       Transfers of the Litigation Trust Claims to the Litigation Trust.  On the Effective Date, or as soon thereafter as practicable, the Litigation Trust Claims shall be irrevocably assigned, transferred and conveyed to the Litigation Trust.  In the event that a court rules that the Litigation Trust Claims are not assignable to the Litigation Trust, or that the Litigation Trust Trustee lacks standing in any action to enforce the Litigation Trust Claims, ownership of the Litigation Trust Claims shall revert to the Reorganized Debtors, Med, Trestle, or Resource Pharmacy, as applicable.

3.                                       Management and Powers of the Litigation Trust.  After the Effective Date, the affairs of the Litigation Trust and all assets held or controlled by the Litigation Trust shall be managed under the direction of the Litigation Trust Trustee in accordance with the terms of the Litigation Trust Agreement.  The powers of the Litigation Trust shall include: (a) the initiation and prosecution in every capacity, including as representative of the Estates under section 1123(b)(3)(B) of the Code, of the Litigation Trust Claims assigned to the Litigation Trust; (b) the compromise and settlement of any such Litigation Trust Claims assigned to the Litigation Trust; (c) effecting distributions of net recoveries on the Litigation Trust Claims to the Bank (after payment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note); (d) participation in any post-Confirmation Date motions to amend or modify the Plan or the Litigation Trust Agreement, or appeals from the Confirmation Order as it relates to the Litigation Trust; and (e) participation in actions to enforce or interpret the Plan as it relates to the Litigation Trust.

The Litigation Trust Trustee may compromise or settle any Litigation Trust Claim without the need for further review or approval of the Court.

4.                                       Employment of Professionals.  The Litigation Trust Trustee is authorized, without further order of the Court, to employ such Entities, including professionals, as he/she/it may deem necessary to enable him/her/it to perform his/her/its functions under the Plan, and the costs of such employment and other expenditures shall be paid solely from assets transferred to, or payments received by, the Litigation Trust as provided in the Plan.  Such Entities shall be compensated and reimbursed for their reasonable and necessary fees and out-of-pocket expenses on a monthly basis from the Litigation Trust without further notice, hearing or approval of the Court except as set forth in the Litigation Trust Agreement.

5.                                       Prosecution of the Litigation Trust Claims.  Pursuant to the Confirmation Order, on the Effective Date, the Debtors will irrevocably assign, transfer and convey to the Litigation Trust the Litigation Trust Claims.  The Litigation Trust shall have the full power and authority to initiate, prosecute, compromise or otherwise resolve any and all Litigation Trust Claims, with all net recoveries derived therefrom to be distributed directly to the Bank (after payment of the CDSI Note, the CCG Note, the CCS Note, and the Med Note).  Any and all fees, costs and expenses incurred in respect of the investigation, initiation and prosecution of such claims shall be payable and paid solely by the Litigation Trust.

6.                                       Certain Tax Matters.  For all federal and state income tax purposes, the Debtors and/or the Reorganized Debtors shall treat the Litigation Trust as a grantor trust of the Reorganized Debtors and the Bank.

G.                                    Management of the Reorganized Debtor

Prior to the Confirmation Hearing, the Debtors will designate and disclose the identity and affiliations of the initial officers and directors of the Reorganized Debtors, and will file a designation of such officers and directors with the Bankruptcy Court.   Prior to the Confirmation Hearing, the Debtors shall designate and disclose the identity of any insider (as defined in section 101(31) of the Code) that will be employed or retained by the Reorganized Debtors, and the nature of the compensation for such insider.

H.                                    The Disbursing Agent

The Reorganized Debtors shall serve as disbursing agents, without bond, for purposes of making transfers and payments under this Plan, except with respect to distributions to be made by the Creditors’ Trusts, and the Litigation Trust, for which the Creditors’ Trust Trustees and the Litigation Trust Trustee, respectively, shall serve as the disbursing agents, without bond.

I.                                         Objections to Claims by the Reorganized Debtors

Except as otherwise provided in the Plan, the Reorganized Debtors shall have the right and standing to (i) object to and contest the allowance of any Disputed Claim, including any alleged Secured Claim, by means of objections to Claims, and (ii) compromise and settle such objections to Disputed Claims.  The Reorganized Debtors may litigate to Final Order objections to Disputed Claims.

No distribution shall be made pursuant to the Plan to a holder of a Disputed Claim unless and until such Disputed Claim becomes an Allowed Claim by a Final Order.

All objections to Disputed Claims in any Class to be filed by the Reorganized Debtors may be filed with the Court and served upon the holders of such Claims at any time prior to the later of (a) 90 days after the Effective Date, or (b) 90 days after the particular proof of claim has been filed, except as extended by an agreement between the claimant and the Reorganized Debtors, or by order of the Court upon a motion filed by the Reorganized Debtors, with notice of such motion to be served upon the Office of the United States Trustee and those holders of Disputed Claims to whom the objection is made.  If an objection has not been filed to a proof of claim that relates to a Disputed Claim by the objection bar dates established in this section, the Claim to which the proof of claim relates shall be treated as an Allowed Claim for purposes of distribution under the Plan.

ARTICLE VI

EXECUTORY CONTRACTS AND UNEXPIRED LEASES

A.                                    Executory Contracts and Unexpired Leases to be Assumed

All executory contracts and unexpired leases of the Debtors set forth in Exhibit “5” hereto shall be assumed pursuant to the provisions of sections 365 and 1123 of the Code.  Such assumed executory contracts and unexpired leases shall, as of the Effective Date, vest in the corresponding Reorganized Debtor.  The amounts to be paid by the Debtors to “cure” (for purposes of § 365(b) of the Code) any arrearages or defaults under the contracts and leases to be assumed under this section are specified in Exhibit “5.”  If no amount is specified for a particular contract or lease identified in Exhibit “5,” such amount shall be deemed to be zero dollars ($0).  The Debtors reserve the right to modify Exhibit “5” to remove any of the contracts or leases, thereby causing the rejection of such contract or lease pursuant to section VI.C of the Plan, by filing a written election not less than five (5) days prior to the Confirmation Hearing and serving such election on the parties to such contract or lease.  Any anti-assignment provision(s) in an executory contract or unexpired lease identified in Exhibit “5” that is inconsistent with sections 365(e) and (f) of the Code, shall be of no force and effect following the Effective Date.

B.                                    Cure Amounts

Amounts due under section 365(b)(1)(A) of the Code with respect to any executory contract or unexpired lease assumed pursuant to section VI.A hereof shall be paid by the Reorganized Debtors in full, in Cash, on the Effective Date (except for amounts due under any contracts and leases that were assumed by the Debtors prior to the Confirmation Date, which amounts shall be paid in accordance with the Court’s order(s) authorizing such assumption — any unpaid obligations to cure arrearages under such contracts or leases over time shall become obligations of the Reorganized Debtors if they have not otherwise been paid or assigned to a third party prior to the Effective Date); provided, however, that as to any disputed portion of such cure amounts, payment shall be made on or as soon as practicable after such disputed portion is resolved by Final Order.

C.                                    Rejection of All Other Executory Contracts

All executory contracts and unexpired leases of the Debtors other than those described in section VI.A hereof are rejected pursuant to the Plan and the Confirmation Order.

D.                                    Proofs of Claim With Respect to Rejection Damages

Pursuant to the terms of the Confirmation Order and Bankruptcy Rule 3002(c)(4), and except as otherwise ordered by the Court, a proof of claim for each Claim arising from the rejection of an executory contract or unexpired lease shall be filed with the Court no later than thirty (30) days after the later of (i) the date of the entry of a Final Order approving such rejection, and (ii) the Confirmation Date, or such Claim shall be forever barred.  All Claims for damages arising from the rejection of an executory contract or unexpired lease shall be included in Class A-4 (for contracts and leases which pertain to CDSI), Class B-4 (for contracts and leases which pertain to CCG), or Class C-4 (for contracts and leases which pertain to CCS) and any Allowed Claim arising therefrom shall be treated in accordance with Article IV of the Plan.

ARTICLE VII

RETENTION OF JURISDICTION

Notwithstanding Confirmation or the Effective Date having occurred, the Court shall retain jurisdiction for the following purposes:

A.                                   Allowance of Claims.  To hear and determine the allowance of all Claims and Interests upon objections to any such Claims or Interests;

B.                                     Executory Contract Proceedings.  To act with respect to proceedings regarding the assumption, assignment or rejection of any executory contract or unexpired lease of the Debtors pursuant to sections 365 and 1123 of the Code and Article VI of the Plan, and to determine the allowance and proper classification of any Claims arising from the resolution of any such proceedings;

C.                                     Plan Interpretation.  To resolve controversies and disputes regarding the interpretation of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement;

D.                                    Plan Implementation.  To implement and enforce the provisions of the Plan, the Confirmation Order, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, and otherwise to enter orders in aid of confirmation and implementation of the Plan, including, without limitation, appropriate orders to protect the Reorganized Debtors, the Creditors’ Trusts, and the Litigation Trust from any action or other proceeding that may be initiated by any Creditor or Interest Holder.  Upon the request of an interested party, the Court may resolve an objection to the payment of professional fees or other administrative costs paid from the Creditors’ Trusts on the ground that they are unreasonable or inconsistent with the requirements of the Code.  All requests for payment of fees by professionals employed by the Creditors’ Trusts shall be served (with a 15-day period to object) on each of the members of the Committee (as constituted on the Confirmation Date) and the Office of the United States Trustee.  If no objection is received by the applicable Creditors’ Trust Trustee within the 15-day period, the Creditors’ Trust Trustee may pay the fees without the need for further review or approval of the

Court.  If an objection to professional fees incurred by the Creditors’ Trusts is received within the 15-day period, the applicable Creditors’ Trust Trustee shall schedule a Court hearing to resolve the objection.  All fees and expenses of administration and representation of the Creditors’ Trusts shall be paid from the assets of the applicable Creditors’ Trust after approval as specified above;

E.                                      Plan Modification.  To modify the Plan pursuant to section 1127 of the Code and the applicable Bankruptcy Rules;

F.                                      Adjudication of Controversies.  To adjudicate such contested matters and adversary proceedings as may be pending or subsequently initiated in the Court including, but not limited to, actions relating to the CCG Recovery Rights or the Litigation Trust Claims, pending litigation matters, objections to Claims, or actions relating to taxes brought by the Creditors’ Trusts, the Litigation Trust, or the Reorganized Debtors;

G.                                     Injunctive Relief.  To issue any injunction or other relief appropriate to implement the intent of the Plan, and to enter such further orders enforcing any injunctions or other relief issued under the Plan or pursuant to the Confirmation Order;

H.                                    Correct Minor Defects.  To correct any defect, cure any omission or reconcile any inconsistency or ambiguity in the Plan, the Confirmation Order or any document executed or to be executed in connection therewith, including, without limitation, the CCG Creditors’ Trust Agreement, the Creditors’ Trust Agreements, and the Litigation Trust Agreement, as may be necessary to carry out the purposes and intent of the Plan, provided that the rights of any holder of an Allowed Claim or Allowed Interest are not materially and adversely affected thereby;

I.                                         Post-Confirmation Orders Regarding Confirmation.  To enter and implement such orders as may be appropriate in the event the Confirmation Order is, for any reason, stayed, reversed, revoked, modified or vacated; and

J.                                        Final Decree.  To enter a final decree closing the Case.

ARTICLE VIII

DISCHARGE; RELEASE OF CLAIMS; MODIFICATION; MISCELLANEOUS

A.                                   Discharge.  The rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge, and release of all Claims against the Debtors, including any interest accrued on Claims from the Petition Date.  Except as expressly provided in the Confirmation Order, as of the Effective Date, pursuant to section 1141 of the Bankruptcy Code, the Debtors, the Estates, and the Reorganized Debtors shall be discharged from all Claims or other debts that arose before the Confirmation Date and all debts of the kind specified in sections 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (i) a proof of Claim based on such debt is filed or deemed filed pursuant to section 501 of the Bankruptcy Code, (ii) a Claim based on such debt is allowed pursuant to section 502 of the Bankruptcy Code, or (iii) the holder of a Claim based on such debt has accepted the Plan.  The Creditors’ Trusts and holders of any Claims against the Debtors that arose before the Confirmation Date shall not have any right to assert any claim or cause of action against the Reorganized Debtors except to enforce the terms and provisions of this Plan.

B.                                     Releases of Claims.  The treatment of the Claims of the NCFE Entities and the Bank under the Plan represents the product of extensive negotiations between the Debtors, the NCFE Entities, and the Bank and embodies an agreement reached between the parties.  In exchange for the treatment of the NCFE Entities’ Claims (which have been assigned to the Bank) as set forth in the Plan, the Debtors and the Estates hereby release the NCFE Entities, the TLC Debtors, and the Bank from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the Debtors and/or the Estates ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the NCFE Entities, the TLC Debtors, and the Bank.

In exchange for the treatment of the Debtors’ claims asserted in the bankruptcy cases of the NCFE Entities and the TLC Debtors, and the foregoing releases, the NCFE Entities and the TLC Debtors release the Debtors, the Estates, and the Bank (collectively, the “Released Parties”)

from any and all manner of action and actions, cause and causes of action, debts, demands, suits, disputes, breaches of contracts, controversies, damages, accounts, disgorgement rights, executions, and any claims or other remedies, whether now known or unknown, suspected or unsuspected, past, present or future, asserted or unasserted, contingent or liquidated, whether in contract, in tort or otherwise, at law or in equity, which the NCFE Entities or the TLC Debtors ever had or now have, claim to have had, or hereafter can, shall or may claim to have against the Released Parties.

Confirmation of the Plan shall constitute Court approval of the compromises reflected herein.  The releases contained in this section shall become effective on the Effective Date.

C.                                     Modification.  The Debtors reserve the right to amend or modify the Plan prior to its confirmation, at all times consistent with and in accordance with section 1127 of the Code.

D.                                    Provisions Severable.  Should any provision in the Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any or all other provisions of the Plan.

E.                                      Headings Do Not Control.  In interpreting the Plan, the headings of individual sections are provided for convenience only, and are not intended to control over the text of any section.

F.                                      Taking Action.  After the Effective Date, to the extent the Plan requires an action by a Debtor, the action may be taken by the Reorganized Debtors on behalf of such Debtor.

G.                                     No Transfer Taxes.  Pursuant to section 1146(c) of the Code, no transfer or sale by the Debtors that has occurred during the Cases shall be subject to any stamp tax, transfer tax or similar tax, including any transfers to or from the Creditors’ Trusts, the Litigation Trust, and the Administrative Claims Fund.

H.                                    Termination of Committee.  The Committee shall be dissolved as of the Effective Date, and the members of the Committee shall be relieved of all of their responsibilities and duties in the Cases, and the Committee shall have no further participation in the Cases.

I.                                         Limitation of Liability.  Neither (a) the Debtors, nor any of its employees, officers, or directors employed as of the Effective Date, (b) the Committee, or its members acting solely in such capacity, or (c) the Facilitator, nor any professional persons employed by any of the foregoing during the pendency of this case, shall have or incur any liability to any person or entity for any act taken or omission made in good faith in connection with, or relating to, the Chapter 11 Cases, any possible disposition of the Debtors’ assets, or to negotiating, formulating, implementing, confirming, or consummating the Plan, the Disclosure Statement, or any contract instrument, security, release, or other agreement, instrument, or document created in connection with the foregoing, except for willful misconduct or gross negligence.

ARTICLE IX

CONFIRMATION REQUEST

The Debtors request Confirmation of the Plan pursuant to sections 1129(a) and/or 1129(b) of the Code, as applicable.

Dated: March 5, 2004	CHARTWELL DIVERSIFIED SERVICES,
INC.

	By:	/s/ Roy Serpa
	Its:	President

Dated: March 5, 2004	CHARTWELL CARE GIVERS, INC.

	By:	/s/ Roy Serpa
	Its:	President

Dated: March 5, 2004	CHARTWELL COMMUNITY SERVICES,
INC.

	By:	/s/ Roy Serpa
	Its:	President

Duane Morris LLP
Toni Marie Vaccarino (TV-8340)
744 Broad Street, Suite 1200
Newark, NJ 07102
(973) 424-2000

-and-

Paul D. Moore
470 Atlantic Avenue, Suite 500
Boston, MA 02210
(617) 289-9200

Attorneys for Chartwell Diversified Services, Inc.,
Chartwell Care Givers, Inc., and Chartwell
Community Services, Inc.

PLAN EXHIBIT LIST

1 - CCG Creditors’ Trust Agreement

2 - CDSI Creditors’ Trust Agreement

3 - CCS Creditors’ Trust Agreement

4 - Litigation Trust Agreement

5 - Scheduled of executory contracts to be assumed

EXHIBIT 1

Exhibit 1 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

EXHIBIT 2

Exhibit 2 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

EXHIBIT 3

Exhibit 3 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

EXHIBIT 4

Exhibit 4 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.

EXHIBIT 5

Exhibit 5 Will Be Filed Separately at Least 5 Days Before the Hearing to Approve the Disclosure Statement.